Exhibit 10.28

The omitted portions indicated by brackets have been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.



                  CREDIT AGREEMENT, dated as of October 2, 1996, among SPRINT SPECTRUM L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), NORTHERN TELECOM INC. (the "Vendor"), the several banks and other financial institutions and entities from time to time parties to this Agreement (together with the Vendor, the "Lenders") and the Vendor, as agent for the Lenders hereunder.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower and its Subsidiaries (as defined below) intend to construct and operate a nationwide wireless telecommunications system, and the Vendor has entered into the Vendor Procurement Contract (as defined below) with the Borrower pursuant to which, among other things, the Vendor has agreed to supply to the Borrower and its Subsidiaries certain of the equipment needed to complete such system and other goods and services related thereto;

                  WHEREAS, the Vendor has agreed to make available to the Borrower a credit facility in the aggregate amount of $1,300,000,000 the proceeds of which shall be used to finance the acquisition of equipment and services to be supplied pursuant to the Vendor Procurement Contract in connection with the construction of such system; and

                  WHEREAS, the Borrower and the Vendor wish to enter into this Agreement to establish the credit facility described above;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth below, the parties hereto hereby agree as follows:

                                               SECTION 1.  DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "ABR":  for any day, a rate per annum  equal to the greater of
         (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

                  "Additional Collateral": as defined in the Trust Agreement.

                  "Additional Guarantee": as defined in the Trust Agreement.

                  "Additional Security Document": as defined in the Trust Agree-ment.

                  "Adjusted EBITDA": for any fiscal period, the sum of (a) EBITDA for such period plus (b) the aggregate amount deducted in determining Net Income or Net Loss for such period in respect of sales, marketing and advertising expenses and consumer-related equipment subsidy expenses.

                  "Affiliate": as to any Person, any other Person (other than, in the case of the Borrower and any Restricted Subsidiary, any Restricted Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agent":   the Vendor, as agent for the Lenders under this
         Agreement, or any successor thereto appointed pursuant to subsection
         8.9 to act as the agent for the Lenders under this Agreement.

                  "Agent's Account": Account No. 5107520 maintained by the Agent at the offices of The First National Bank of Chicago located at Chicago, Illinois, or such other account as may be specified in writing by the Agent to the Lenders and the Borrower from time to time.

                  "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Applicable Margin":  as defined in Section 1 of Schedule I.

                  "Annualized Adjusted EBITDA": for the period ending on the last day of any fiscal quarter, the product of (a) Adjusted EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

                  "Annualized EBITDA": for the period ending on the last day of any fiscal quarter, the product of (a) EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

                  "APC":  American PCS, L.P., a Delaware limited partnership.

                  "Asset Sale": any sale, transfer or other disposition or series of related sales, transfers or other dispositions (excluding any sale and leaseback transaction) by the Borrower or any Restricted Subsidiary of any property or assets of the Borrower or such Restricted Subsidiary (including property subject to any Lien under any Security Document) to a Person other than the Borrower or any Restricted
         Subsidiary; provided that any Asset Swap permitted under subsection 6.6(e) shall be deemed an Asset Sale only to the extent provided for in said subsection.

                  "Asset Sale Proceeds Sub-Account": as defined in the Trust Agreement.

                  "Asset Swap": any exchange, with any other Person, of assets owned by the Borrower and/or any Restricted Subsidiary comprising one or more Systems, for assets comprising one or more other Systems owned by such other Person.

                  "Assignee":  as defined in subsection 9.6(c).

                  "Available Commitment": at any time, an amount equal to the excess, if any, of (a) the aggregate amount of the Commitments of all the Lenders over (b) the aggregate principal amount of all Loans (excl-uding amounts constituting interest capitalized pursuant to subsection 2.7(d)) theretofore made hereunder.

                  "Bank Credit Facility":  as defined in the Trust Agreement.

                  "Benefitted Lender":   as defined in subsection 9.7(a).

                  "Bona Fide Commitment": a binding commitment to provide financing to the Borrower that is (a) in writing and (b) subject only to the satisfaction of such conditions as the Borrower believes in good faith can be reasonably expected to be fulfilled during whichever of the Phase I Commitment Period or the Phase II Commitment Period as to which the existence of such commitment is relevant to a determination of whether or not such Commitment Period shall have commenced.

                  "Borrower":  as defined in the Preamble hereto.

                  "Borrower's Account": Account No. 40672186 maintained by the Borrower at the offices of Citibank, N.A. located at New York, New York, or such other account as may be specified in writing by the Borrower to the Agent from time to time.

                  "Borrowing Date": any Business Day specified in a notice pur-suant to subsection 2.2 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                  "Borrowing Notice": an irrevocable notice of borrowing, sub-stantially in the form of Exhibit E, signed by a Responsible Officer.

                  "Borrowing Year": any one of the five consecutive twelve-month periods following the Initial Borrowing Date, each of which shall end on an anniversary of the Initial Borrowing Date.

                  "BTA":  a Basic Trading Area, as defined in 47 C.F.R. ss.
         24.202.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Contribution Agreement": the Amended and Restated Capital Contribution Agreement, dated as of October 2, 1996, among the Parents and the Borrower, as amended, supplemented or otherwise modified from time to time.

                  "Capital Expenditures": for any fiscal period, all expenditures made by the Borrower and its Restricted Subsidiaries during such period (a) for the purpose of acquiring, constructing, expanding or improving fixed assets, real property or equipment or (b) constituting systems and development expenditures related to the build-out of the Borrower's national wireless telecommunications network, all as calculated in accordance with GAAP, provided that expenditures related to the acquisition of Licenses, capitalized interest and Investments shall not be considered to be Capital Expenditures.

                  "Capital Stock": any and all shares, interests, participa-tions or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing.

                  "Cash Advance": as defined in subsection 2.2(a).

                  "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 by S&P or P-1 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority (as the case may be) are rated at least A by S&P or A2 by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of open end money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "Change in Control": the occurrence of (a) prior to the time at which the Borrower has attained Investment Grade Status, a reduction to less than $500,000,000 of the sum of (i) the amount of Contributed Capital held, directly or indirectly, by Sprint Corporation and (ii) the portion of the then Committed Capital for which Sprint Corporation is obligated or (b) prior to the Public Offering Date, a reduction of the percentage of the aggregate economic or voting equity ownership of the Borrower that is owned directly or indirectly by Sprint Corporation to less than 25%.

                  "Closing Date": the date on which the conditions precedent set forth in subsection 4.1 shall be satisfied.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder.

                  "Collateral":  as defined in the Trust Agreement.

                  "Commission":  as defined in subsection 9.15.

                  "Commitment": as to any Lender, the obligation of such Lender to make Loans to the Borrower in an aggregate principal amount not to exceed the product of (a) the Vendor Commitment and (b) the percentage set forth opposite such Lender's name on Schedule II under the column captioned "Percentage of Vendor Commitment", as such percentage may be changed from time to time in accordance with the terms of this Agreement; and "Commitments" shall mean, collectively, the Commitments of all of the Lenders.

                  "Commitment Period": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

                  "Committed Capital": as to any Parent at any time, the aggre-gate amount of cash contributions then committed and available to be made by such Parent or its Affiliates to the Borrower pursuant to the Capital Contribution Agreement.

                  "Commonly Controlled Entity": an entity, whether or not in-corporated, which is treated as a single employer with the Borrower un-der Section 414(b), (c), (m) or (o) of the Code.

                  "Communications Act": the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, indenture, in-strument or other undertaking, to which such Person is a party or by which it or any of its property is bound.

                  "Contributed Capital": at any time, the aggregate amount which shall theretofore have been received by the Borrower as a contri-bution to its capital or as consideration for the issuance of partner-ship interests in the Borrower; Contributed Capital shall in any event exclude the proceeds of any Specified Affiliate Debt.

                  "Corporate Trustee": as defined in the definition of Trust Agreement.

                  "Covered Pops": at any time, the aggregate number of Pops within each geographic area for which facilities owned by the Borrower and its Restricted Subsidiaries that provide service to such geographic area (a) in the case of facilities constructed pursuant to the Vendor Procurement Contract or the Other Vendor Procurement Contract, either
         (i) have achieved "substantial completion" pursuant to the terms of the Vendor Procurement Contract or the Other Vendor Procurement Contract (as therein provided) or (ii) have not achieved "substantial completion" pursuant to the terms of the Vendor Procurement Contract as a result of a failure by the Vendor to perform its obligations thereunder and (b) in the case of any other facilities, have achieved at least the equivalent degree of completion.

                  "Credit Advance":  as defined in subsection 2.2(a).

                  "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Direct-Lien Assets": assets of the Borrower or any Restricted Subsidiary constituting any of the following: accounts, patents, trademarks, the rights of the Borrower under the Capital Contribution Agreement, other general intangibles and other types of Personal Property Assets on which, under applicable law, a consensual Lien can be perfected by a limited number of Uniform Commercial Code and/or Federal filings naming the Borrower or such Restricted Subsidiary, as the case may be, as debtor or by the delivery of a pledged instrument to the party secured by such Lien.

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "EBITDA": for any fiscal period, the Net Income or Net Loss, as the case may be, for such fiscal period, after restoring thereto amounts deducted for, without duplication, (a) Interest Expense, (b) income tax expense, (c) depreciation and amortization and (d) other non-cash charges, provided, however, that there shall in any event be excluded from EBITDA any portion thereof attributable to the income of any Person (other than a Restricted Subsidiary) in which the Borrower or any Restricted Subsidiary has any ownership interest except to the extent that any such income has been actually received by the Borrower or such Restricted Subsidiary in the form of cash dividends or similar distributions.

                  "Eligible Assignee": (a) a commercial bank having total assets in excess of $250,000,000, an insurance company or other similar financial institution, (b) any other entity which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business, which has total assets in excess of $250,000,000 or (c) any Investment Vehicle principally engaged in investing in commercial loans; provided that in no event may any Person which is engaged in, or in the case of any Person described in clause
         (b) of this definition, which is an Affiliate of any Person engaged in, the telecommunications service business in the United States be an Eligible Assignee, and provided, further, that in no event may any trust or other Person that is the issuer of direct or indirect beneficial interests in the Loans (an "Investment Vehicle") become a Lender unless (i) any rights of the holders of the beneficial interests issued by such Investment Vehicle in respect of votes, consents and other actions to be taken by the Lenders under or in connection with this Agreement and the other Loan Documents shall be limited so that the percentage of such beneficial interests the holders of which are required to approve any vote, consent or other action proposed to be made or taken by such Investment Vehicle in its capacity as a Lender in connection with this Agreement or any other Loan Document shall be the same as the percentage of the Loans the holders of which are required pursuant to subsection 9.1 to approve such vote, consent or other action and (ii) the only financial statements and other reports that such Investment Vehicle and holders of beneficial interests shall be entitled to receive from the Borrower shall be the annual audited and quarterly unaudited financial statements required to be delivered by the Borrower pursuant to subsection 5.1(a) and (b) and subsection 5.2(a) and (b) and any other documents delivered by the Borrower pursuant to subsection 5.1 that contain only publicly available information.

                  "Environmental Laws": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of or agreements with any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning (a) pollution, protection or clean-up of the environment,
         (b) any Releases or (c) human health or safety as relating to the workplace or the environment, including the exposure of employees and other personnel to Hazardous Substances, in each case, as now or may at any time hereafter be in effect.

                  "Environmental Permit": any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

                  "EquipmentCo": Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Agent and the Borrower or, in the absence of such agreement, the "Eurodollar Rate" shall instead be the rate per annum equal to the average (rounded upwards to the nearest 1/100th of 1%) of the respective rates notified to the Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits in an amount approximately equal to the amount of the requested Loan at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

                  "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Excluded  Assets":  at any time, the collective  reference to
         (a) all assets then subject to a Lien  permitted by subsection  6.3(f),
         (g), (h), (i), (p), (q) and (r) and (b) any other assets of the Borrower and its Restricted Subsidiaries (i) which then have a book value not exceeding $200,000,000 in the aggregate and (ii) none of which individually then has a book value exceeding $15,000,000.

                  "Existing Bank Credit Facility": the Credit Agreement, dated as of October 2, 1996, among the Borrower, the lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, as amended, supplemented or otherwise modified from time to time, or any refinancing, replacement or refunding thereof.

                  "FCC": the Federal Communications Commission, or any other similar or successor agency of the Federal government administering the Communications Act.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

                  "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                  "Funding Percentage": as to any Lender at any time, the per-0 centage which such Lender's then Unused Commitment constitutes of the then Unused Commitments of all the Lenders.

                  "GAAP": generally accepted accounting principles in the United States of America used in connection with the preparation of the consolidated balance sheet and other financial statements described in subsection 3.1(a) ("Fixed GAAP") or, when such term is used in subsections 5.1, 5.3, 5.6 and 6.3, generally accepted accounting principles in the United States of America in effect from time to time ("Floating GAAP").

                  "Governmental Authority": any nation or government, any state, agency or other political subdivision thereof and any entity ex-ercising executive, legislative, judicial, regulatory (including self-regulatory) or administrative functions of or pertaining to government.

                  "Guarantee  Obligation":  as to any Person (the  "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Guarantees":  as defined in the Trust Agreement.

                  "Guarantor": any Person delivering a Guarantee pursuant to the Trust Agreement.

                  "Hazardous Substances": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regu-lated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "High Yield Debt": the collective reference to the Borrower's 11% Senior Notes Due 2006 and 12 1/2% Senior Discount Notes Due 2006 and the respective indentures under which such Notes have been issued.

                  "Holding": Sprint Spectrum Holding Company, L.P., a Delaware limited partnership and the general partner of the Borrower.

                  "Incur": when used with respect to any Indebtedness, Guarantee Obligation or Lien, to create, incur or assume such Indebtedness, Guarantee Obligation or Lien, whether directly or indirectly, it being agreed any Indebtedness or Guarantee Obligation of, or any Lien on any property or assets owned by, any Person which shall become a Restricted Subsidiary subsequent to the date hereof (whether through the acquisition thereof, the designation of an Unrestricted Subsidiary as a Restricted Subsidiary or otherwise) shall be deemed to be Incurred on the date such Person shall so become a Restricted Subsidiary.

                  "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money (including capitalized interest) or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations (absolute or contingent) of such Person in respect of acceptances issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Initial Borrowing Date": the date upon which the initial Loans are made hereunder.

                  "Initial Guarantees":  as defined in the Trust Agreement.

                  "Initial Security Documents": as defined in the Trust Agree-ment.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent":  pertaining to a condition of Insolvency.

                  "Intellectual Property":  as defined in subsection 3.9.

                  "Interest Capitalization Period": as defined in subsection 2.7(d).

                  "Interest Expense": for any fiscal period, the amount of (a) interest expense of the Borrower and its Restricted Subsidiaries for such fiscal period determined in accordance with GAAP plus (b) interest expense in respect of Specified Affiliate Debt for such fiscal period determined in accordance with GAAP.

                  "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Eurodollar Loan, the date of any conversion of such Eurodollar Loan to an ABR Loan in accordance with subsection 2.6 or repayment or prepayment of such Eurodollar Loan in accordance with subsection 2.4 or subsection 2.5.

                  "Interest Period":  with respect to any Eurodollar Loan:

                           (a) initially, the period commencing on the borrowing
                  or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, six or, subject to availability, nine or twelve months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                           (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three, six or, subject to availability, nine or twelve months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

                  provided that all of the foregoing provisions relating to I-terest Periods are subject to the following:

                           (i) if any Interest Period pertaining to a Eurodollar
                  Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (ii) any Interest Period that would otherwise  extend
                  beyond the date final payment is due on the Loans shall end on such date of final payment; and

                           (iii) any Interest Period  pertaining to a Eurodollar
                  Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Interest Rate Agreement": any interest rate swap or other interest rate hedge arrangement to or under which the Borrower is a party or a beneficiary.

                  "Interest Rate Agreement Obligations": all obligations of the Borrower to any financial institution under any one or more Interest Rate Agreements.

                  "Investment Grade Status": shall exist at any time when the actual or implied rating of the Borrower's senior long-term unsecured debt is at or above Baa3 from Moody's or BBB- from S&P; if either of Moody's or S&P shall change its system of classifications after the date of this Agreement, Investment Grade Status shall exist at any time when the rating of the Borrower's senior long-term unsecured debt is at or above the new rating which most closely corresponds to the above-specified level under the previous rating system.

                  "Investments":  as defined in subsection 6.8.

                  "Investment Vehicle": as defined in the definition of Eligi-ble Assignee in this subsection 1.1.

                  "Lenders":  as defined in the preamble hereto.

                  "License": any broadband personal communications services li-cense issued by the FCC in connection with the operation of a System.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security agreement or security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                  "Loan": any loan made (including interest capitalized pursu-ant to subsection 2.7(d)) pursuant to this Agreement.

                  "Loan Documents": this Agreement, any Notes, the Guarantees, the Trust Agreement, the Security Documents and the Capital Contribu-tion Agreement and any of the guarantees, security documents or other documents delivered by the Borrower or any of its Subsidiaries with or pursuant to such agreements from time to time.

                  "Loan Parties": the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document.

                  "Material Adverse Effect": a material adverse effect on (a) the business, assets, results of operations or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agent, the Trustees or the Lenders thereunder; provided, however, that no termination, revocation or non-renewal of any License shall constitute a Material Adverse Effect unless after giving effect thereto the aggregate number of Owned Pops is less than 120,000,000.

                  "MinorCo":  MinorCo, L.P., a Delaware limited partnership.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Mortgaged Property":  as defined in subsection 5.9(c).

                  "MTA":  a Major Trading Area as defined in 47 C.F.R. ss.
         24.202.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds": of any Asset Sale by any Person, the aggregate amount of cash and Cash Equivalents received by or on behalf of such Person in consideration for such Asset Sale or (when and as received in cash or Cash Equivalents) through payment or disposition of deferred consideration for such Asset Sale (including by way of deferred payment of principal pursuant to a note or other security or installment receivable or purchase price adjustment receivable or otherwise), after deducting therefrom, as applicable, (a) the amount of such proceeds required to be applied at the time of such Asset Sale to repay Indebtedness (other than Secured Obligations) secured by any asset which is the subject of such Asset Sale, (b) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment bankers) payable in connection therewith,
         (c) appropriate amounts to be provided by the Borrower or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Borrower or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities under any indemnification obligations associated with such Asset Sale and (d) other out-of-pocket costs incurred in connection therewith; and adding thereto, as applicable, any reversal of or reduction in any reserve referred to in clause (c) above.

                  "Net Income" or "Net Loss": for any fiscal period, the amount which, in conformity with GAAP, would constitute the net income or net loss, as the case may be, of the Borrower and its Restricted Subsidiaries on a consolidated basis for such fiscal period (after adjustment for minority interests), provided that Net Income or Net Loss shall exclude extraordinary, unusual or non-recurring gains or losses.

                  "New Lending Office":  as defined in subsection 2.13(b).

                  "Non-Excluded Taxes":  as defined in subsection 2.13.

                  "Non-U.S. Lender":  as defined in subsection 2.13(a).

                  "Note":  as defined in subsection 2.3(e).

                  "Notice of Enforcement":  as defined in the Trust Agreement.

                  "Other Vendor":  Lucent Technologies Inc.

                  "Other Vendor Credit Facility": the Credit Agreement, dated as of October 2, 1996, among the Borrower, the Other Vendor, the several lenders from time to time parties thereto and the Other Vender, as agent, as amended, supplemented or otherwise modified from time to time.

                  "Other Vendor Procurement Contract": the Procurement and Ser-vices Contract, dated as of January 31, 1996, between the Borrower
        (formerly MajorCo, L.P.) and the Other Vendor, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Owned Pops": at any time, the aggregate number of Pops in-cluded in those MTA's or BTA's for which the Borrower and its Restric-ed Subsidiaries then own Licenses that are in full force and effect.

                  "Parents": Sprint Corporation, Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc.

                  "Participant":  as defined in subsection 9.6(b).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Percentage": as to any Lender at any time, the percentage which the then outstanding principal amount of such Lender's Loans (other than amounts constituting interest capitalized pursuant to subsection 2.7(d)) and Unused Commitment, if any, then constitutes of the then outstanding principal amount of the Loans of all Lenders (other than amounts constituting interest capitalized pursuant to subsection 2.7(d)) and Unused Commitments of all Lenders.

                  "Permanent Reduction": any voluntary reduction by the Borrower of revolving credit commitments under a Bank Credit Facility to an aggregate amount which is less than the average daily outstanding principal amount of revolving credit loans under such Bank Credit Facility during the six month period preceding the date of such reduction.

                  "Permitted Refinancing": (a) a refinancing, replacement or refunding of the Other Vendor Credit Facility in connection with which the Lenders are given the option, to be effected in accordance with the procedures set forth in subsection 2.16, to have their Loans repaid pro rata with the lenders under the Other Vendor Credit Facility on substantially equivalent terms and conditions and (b) any refinancing, replacement or refunding of a Bank Credit Facility.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Personal Property Assets": all personal property of the Borrower and its Restricted Subsidiaries (other than the Licenses).

                  "Phase I Commitment Period":  as defined in Section 1 of
         Schedule I.

                  "Phase II Commitment Period":  as defined in Section 1 of
         Schedule I.

                  "Plan": at a particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA or may have or incur any liability.

                  "Pops": as of any date, with respect to any BTA or MTA, the population of such BTA or MTA as such number is published in the then most recently issued Donnelly Marketing Service Population Guide.

                  "Prepayment Acceptance Amount": with respect to each Lender receiving a Prepayment Offer Notice, the maximum principal amount of the Loans of such Lender subject to such Prepayment Offer Notice that such Lender wishes to be subject to prepayment, as indicated in the applicable Prepayment Offer Response Notice of such Lender.

                  "Prepayment Amount": with respect to any Specified Prepayment to be made on any date, the amount required to be applied toward pre-payment of the Loans on such date in accordance with the provisions of subsection 2.16 and the definition of the term Pro Rata Payment Offer.

                  "Prepayment Offer Notice": a written notice (a) offering to prepay the Loans on the Specified Prepayment Date designated therein in an aggregate amount equal to the Prepayment Amount, (b) requesting each Lender to respond to such offer by delivering to the Agent and the Borrower a Prepayment Offer Response Notice no later than four Business Days prior to such Specified Prepayment Date, and (c) informing each such Lender that the failure by such Lender to deliver a Prepayment Offer Response Notice on or before the fourth Business Day prior to the Specified Prepayment Date shall be deemed to be the acceptance of the full amount of such offer by such Lender.

                  "Prepayment Offer Response Notice": a written notice to the Agent and the Borrower in response to a Prepayment Offer Notice, pursuant to which the Lender delivering such notice states whether such Lender accepts or rejects the Borrower's offer to prepay Loans contained in such Prepayment Offer Notice and, if such offer is accepted, states the maximum principal amount of such Lender's Loan which such Lender wishes to be subject to prepayment.

                  "Prepayment Pro Rata Amount": with respect to each Lender in connection with any Specified Prepayment, the percentage of the associ-ated Prepayment Amount which such Lender's then outstanding Loans con-stitutes of all then outstanding Loans.

                  "Prepayment Share": with respect to each Lender in connection with any Specified Prepayment, the lesser of its Prepayment Acceptance Amount and its Prepayment Pro Rata Amount.

                  "Prime  Rate":   the  rate  of  interest  per  annum  publicly
         announced from time to time by Bank of America National Trust and Savings Association as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Bank of America National Trust and Savings Association in connection with extensions of credit to debtors).

                  "Pro Forma Compliance": shall exist at any time when (a) the Borrower shall be in pro forma compliance with the covenants set forth in subsections 6.1(a) through (d) (computed on the basis of Total Debt and Total Capitalization then outstanding and Annualized Adjusted EBITDA and Annualized EBITDA as projected in good faith by the Borrower for the period ending at the end of the then current fiscal quarter) and (b) no Default or Event of Default shall be then in existence.

                  "Pro Rata Payment Offer": an offer made by the Borrower, to each holder of Secured Obligations as to which such an offer is required, pursuant to the Secured Instrument under which such Secured Obligations are outstanding, to be made, to have such holder's pro rata share (based on (a) in the case of Secured Obligations referred to in clause (ii), the then outstanding principal amounts of such Secured Obligations and amounts of unused commitments to extend credit constituting Secured Obligations and (b) in the case of Secured Obligations referred to in clause (i), the then outstanding principal amounts of such Secured Obligations) of a specified amount (i) in the case of Secured Obligations other than those referred to in clause
         (ii), applied to prepay such Secured Obligations and (ii) in the case of Secured Obligations under a committed revolving credit facility, to reduce the commitments under such facility and to prepay any Secured Obligations outstanding under such facility by the amount such Secured Obligations exceed such commitments as so reduced.

                  "Pro Rata Prepayment/Commitment Reduction": any application of Net Cash Proceeds (a) in accordance with subsection 2.5, to prepay the Loans and (b) to the extent required by and in accordance with any mandatory prepayment and/or commitment reduction provisions of, or to the extent that the Borrower determines to do so under any voluntary prepayment and/or commitment reduction provisions of, any other Secured Obligations to prepay the loans and/or reduce the commitments to lend thereunder, with the portion of such Net Cash Proceeds to be applied to prepay the Loans being at least equal to a pro rata share thereof determined on the basis of the respective amounts of the then outstanding Secured Obligations to which such Net Cash Proceeds will be applied and, unless the maturity of the Secured Obligations shall have been accelerated, unused commitments to lend then in effect under the Secured Instruments relating to such Secured Obligations.

                  "Public Offering Date": the date on which there shall be completed an underwritten public offering of shares of Capital Stock of the Borrower (or of any direct or indirect partner or shareholder of the Borrower (other than any Parent) having the economic effect of transferring to the public equity interests in the Borrower) pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (or its successor) in accordance with the Securities Act.

                  "Real Estate Assets": all interests in real property of the Borrower and its Restricted Subsidiaries other than Mortgaged Proper-ties.

                  "RealtyCo": Sprint Spectrum Realty Company, L.P., a Delaware limited partnership.

                  "Reference Lenders": Bank of America National Trust and Savings Association, The Chase Manhattan Bank and The Bank of New York or such other banks as may be agreed by the Borrower and the Agent from time to time.

                  "Register":  as defined in subsection 9.6(d).

                  "Release": any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, dispos-ing, depositing, dispersing, emanating or migrating of any Hazardous Substances in, into, onto or through the environment.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(c) of ERISA or regulations thereunder, other than those events as to which the thirty day notice period is waived under the regulations adopted by the PBGC.

                  "Requirement of Law": as to any Person, the partnership agreement, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Requisite Accelerating Creditors": at any time, (a) with re-spect to any Event of Default specified in Section 7(a) through (c), the then Requisite Lenders, and (b) with respect to any other Event of Default, the then Requisite Aggregate Lenders.

                  "Requisite Aggregate Lenders": at any time, (a) until the first date upon which the Vendor holds Loans and Unused Commitment in an aggregate amount less than 50% of the then outstanding Loans and Unused Commitments and the Other Vendor holds loans and commitment under the Other Vendor Credit Facility in an aggregate amount less than 50% of the then outstanding loans and commitments thereunder, Lenders holding a majority of the then outstanding Loans and Unused Commitments and lenders under the Other Vendor Credit Facility holding a majority of the then outstanding loans and commitments under the Other Vendor Credit Facility and (b) thereafter, Lenders and/or lenders under the Other Vendor Credit Facility holding Loans and Unused Commitments and loans and commitment under the Other Vendor Credit Facility in an aggregate amount equal to at least a majority of the then aggregate outstanding amount of loans and commitments under both Vendor Credit Facilities.

                  "Requisite Lenders": at any time, Lenders the Percentages of which aggregate more than 50%.

                  "Responsible Officer": any of the president, chief financial officer, treasurer, assistant treasurer, director - corporate finance or controller of the Borrower.

                  "Restricted Payments":  as defined in subsection 6.7.

                  "Restricted Subsidiary": at any time, any Subsidiary of the Borrower that is not an Unrestricted Subsidiary and including the Special Purpose Subsidiaries.

                  "S&P":  Standard and Poor's Ratings Services.

                  "Secured Instruments":  as defined in the Trust Agreement.

                  "Secured Obligations":  as defined in the Trust Agreement.

                  "Security Documents":  as defined in the Trust Agreement.

                  "Securities Act":  as defined in subsection 9.15.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Special Payment Condition": shall be satisfied when, after giving effect to any Restricted Payment described in subsection 6.7(a) or (c) or any Investment described in subsection 6.8(c) or (d), the ratio of the then outstanding Total Debt to Annualized EBITDA for the period ended on the last day of the then most recently ended fiscal quarter for which financial statements shall have been delivered to the Lenders pursuant to subsection 5.1 is not greater than 5.0 to 1 and the ratio of Annualized EBITDA for the period ended on such last day to Interest Expense for the period of four consecutive fiscal quarters ended on such last day is not less than 2.5 to 1.

                  "Special Purpose Subsidiary": each of EquipmentCo, RealtyCo and WirelessCo.

                  "Specified Affiliate Debt": Indebtedness of an Affiliate of the Borrower incurred in an arm's length transaction (other than Indebtedness used to fund capital contributions required to be made by such Affiliate (or an Affiliate thereof) under the Capital Contribution Agreement or the partnership agreement of Holding) all of the proceeds of which shall have been contributed to the capital of the Borrower or used to purchase Capital Stock of the Borrower and which shall have been designated in a written notice from the Borrower to the Agent as Specified Affiliate Debt.

                  "Specified Loan":  as defined in subsection 2.7(d).

                  "Specified Prepayment": any prepayment to which the provi-sions of subsection 2.16 are applicable.

                  "Specified Prepayment Date":  as defined in subsection 2.16.

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "System": as to any Person, assets constituting a radio comm-unications system authorized under the rules for wireless communica-tions services (including the licenses, network, marketing, distribu-tion, sales, customer interface and operations functions relating thereto) owned and operated by such Person.

                  "Tax Credit":  as defined in subsection 2.13(d).

                  "Termination Date": the earliest of (a) the date the Avail-able Commitment is reduced to zero; (b) the date the Commitments of all Lenders are terminated as provided in this Agreement; (c) December 31, 2000; and (d) March 31, 1997 if the Initial Borrowing Date has not occurred prior to such date.

                  "Total Capitalization": at any date, the sum of (a) Total Debt outstanding on such date plus (b) Contributed Capital on such date plus
         (c) Committed Capital on such date minus (d) the amount of Restricted Payments made by the Borrower or any Restricted Subsidiary (other than Restricted Payments which are permitted to be made pursuant to subsection 6.7(a) or (b)), directly or indirectly to any Person other than the Borrower or any Restricted Subsidiary through such date.

                  "Total Debt": at any time, the sum of (a) the aggregate amount of consolidated Indebtedness of the Borrower and its Restricted Subsidiaries then outstanding (including capitalized and accreted interest) determined in accordance with GAAP plus (b) the aggregate amount of Guarantee Obligations of the Borrower and its Restricted Subsidiaries then outstanding in respect of Indebtedness of Persons other than the Borrower and its Restricted Subsidiaries plus (c) the aggregate amount of Specified Affiliate Debt then outstanding (including capitalized and accreted interest) minus (d) the aggregate amount of cash and Cash Equivalents then owned by the Borrower and its Restricted Subsidiaries.

                  "Trademark License Agreement": the Amended and Restated Sprint Trademark License Agreement, dated as of January 31, 1996, by and between Sprint Communications Company, L.P. and the Borrower (formerly MajorCo, L.P.), as the same may have been amended, supple-mented or otherwise modified prior to the date of this Agreement.

                  "Transferee":  as defined in subsection 9.6(f).

                  "Trust Agreement": the Trust Agreement, dated as of October 2, 1996, among the Borrower, First Union National Bank, a national banking association, as corporate trustee (the "Corporate Trustee"), and Kenneth D. Benton, as individual trustee (together with the Corporate Trustee, the "Trustees"), as amended, supplemented or otherwise modified from time to time.

                  "Trustees":  as defined in the definition of Trust Agreement.

                  "Type": as to any Loan, its nature as an ABR Loan or a Euro-dollar Loan.

                  "Unused  Commitment":  at any time as to any Lender, an amount equal to the excess, if any, of (a) the amount of the Commitment of such Lender over (b) the aggregate principal amount of Loans made by such Lender, including any Loans made by the Vendor on such Lender's behalf pursuant to subsection 2.1(b), and in each case excluding amounts constituting interest capitalized pursuant to subsection 2.7(d).

                  "Unrestricted Subsidiary": APC and any other Subsidiary of the
         Borrower (other than any Special Purpose Subsidiary) that the Borrower designates as an Unrestricted Subsidiary in accordance with subsection 6.8(c) or (d), provided, however, that the Borrower may, so long as no Default or Event of Default would result therefrom, cause any Unrestricted Subsidiary to become a Restricted Subsidiary by so notifying the Agent in a written instrument executed by a Responsible Officer.

                  "Vendor":  as defined in the Preamble hereto.

                  "Vendor Commitment":  as defined in Schedule I.

                  "Vendor Credit Facilities": the collective reference to this Agreement and the Other Vendor Credit Facility.

                  "Vendor Procurement Contract": the Procurement and Services Contract, dated as of January 31, 1996, between the Borrower (formerly MajorCo, L.P.) and the Vendor, as amended, supplemented or otherwise modified from time to time.

                  "Vendor's Account": Account No. 5107520 maintained by the Vendor at the offices of The First National Bank of Chicago located at Chicago, Illinois, or such other account as may be specified in writing by the Vendor to the Borrower and the Agent from time to time.

                  "Weighted Average Interest Amount": as defined in subsection 2.2(e).

                  "Wholly Owned": any Subsidiary of the Borrower or any Restricted Subsidiary shall be deemed to be Wholly Owned if at least 99% of the voting and economic equity interest in such Subsidiary is owned by the Borrower or such Restricted Subsidiary and the remainder of the voting and economic equity interest in such Subsidiary is owned by MinorCo.

                  "WirelessCo": WirelessCo, L.P., a Delaware limited partner-ship.

                  "Wireless Service": the provision of broadband personal comm-unications services in one or more Systems.

                  "Wireless Subscribers": at any time, all customers then re-ceiving Wireless Services from the Borrower or any of its Restricted Subsidiaries.

                  "Year": any one of the consecutive twelve-month periods following the Initial Borrowing Date each of which shall end on an anniversary of the Initial Borrowing Date.

     1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein, and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under Fixed GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (e) Terms defined in Article 9 of the Uniform Commercial Code of the State of New York and not defined herein shall have the respective meanings given to them in such Article 9.

                  (f) The words "include", "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation".

                  (g) Unless otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

                  (h) Any reference herein to a fiscal year or a fiscal quarter shall be deemed a reference to such fiscal year or such fiscal quarter of the Borrower.

                  1.3 Schedules. The terms and conditions of the Schedules shall be deemed to be a part of this Agreement and incorporated herein by reference as fully as if they were set forth in full herein.


              SECTION 2. AMOUNT AND TERMS OF COMMITMENTS AND LOANS

                  2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender agrees, severally and not jointly, to make Loans to the Borrower pursuant to this subsection from time to time during the Commitment Period in an aggregate principal amount (excluding amounts constituting interest capitalized pursuant to subsection 2.7(d)) not to exceed the amount of such Lender's Commitment. The Loans may from time to time be (a) Eurodollar Loans,
(b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 2.2 and 2.6.

                  (b) If on any Borrowing Date any Lender (other than the Vendor) defaults in its obligation to make Loans to the Borrower, the Vendor shall be unconditionally obligated to make such Loans on such Borrowing Date. To the extent that the Vendor makes Loans on behalf of a defaulting Lender, the Vendor shall be subrogated to the rights of the Borrower against such defaulting Lender with respect to such Loans. If a defaulting Lender purchases from the Vendor any Loans made by the Vendor on behalf of such defaulting Lender, then from and after that date the defaulting Lender shall be deemed to be the Lender with respect to such Loans for all purposes under this Agreement.

                  2.2 Borrowing Procedure. (a) The Borrower may borrow under the Commitment during the Commitment Period on any Business Day, provided that no more than one borrowing may be made hereunder during any of the successive one-month periods following the Initial Borrowing Date (other than the first such one-month period, during which up to two borrowings may be made hereunder). Borrowings hereunder on any Borrowing Date may be made (i) in cash in accordance with the provisions of subsection 2.2(b) (a "Cash Advance") and/or (ii) by means of a credit against amounts due to the Vendor under the Vendor Procurement Contract in accordance with the provisions of subsection 2.2(c) (a "Credit Advance"). The Borrower shall deliver to the Agent a Borrowing Notice which must be received by the Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the Loans requested to be made on any Borrowing Date are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise, and which must specify (i) the requested Borrowing Date, (ii) the amount to be borrowed, (iii) whether the borrowing is to be by means of a Cash Advance, a Credit Advance or a combination thereof and, if a combination thereof, the respective amounts of each, (iv) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and, if a combination thereof, the respective amounts of each and (v) if the borrowing is to be entirely or partly of Eurodollar Loans, the amounts of such Type of Loan and the respective lengths of the initial Interest Periods therefor.

                  (b) If any Borrowing Notice indicates that a Cash Advance is to be made on the Borrowing Date specified therein to finance amounts theretofore paid by the Borrower (other than with the proceeds of Credit Advances) under invoices submitted to the Borrower by the Vendor pursuant to the Vendor Procurement Contract, such Borrowing Notice shall identify such invoices and the amount theretofore paid thereunder (which shall equal the amount of such Cash Advance), and, in accordance with subsection 2.2(d), each Lender will make the amount of its respective Funding Percentage of such Cash Advance available to the Agent, which shall then make such amounts available to the Borrower at the Borrower's Account prior to 11:00 A.M., New York City time, on such Borrowing Date in funds immediately available to the Borrower.

                  (c) If any Borrowing Notice requests that a Credit Advance be made on the Borrowing Date specified therein to finance amounts then due under invoices submitted to the Borrower by the Vendor pursuant to the Vendor Procurement Contract, such Borrowing Notice shall identify such invoices and the amounts being paid thereunder pursuant to such Credit Advance, and, in accordance with subsection 2.2(d), each Lender (other than the Vendor) will make the amount of its respective Funding Percentage of such Credit Advance available to the Agent at the Agent's Account, and the Agent shall then make the aggregate of such amounts available to the Vendor at the Vendor's Account and the Vendor shall credit the entire amount of such Credit Advance against the amounts due to it by the Borrower under such invoices.

                  (d) No later than 11:00 a.m., New York City time, on the Borrowing Date of any Loan, each of the Lenders (in the case of a Credit Advance, other than the Vendor) will make available to the Agent, at the Agent's Account, in immediately available funds, the amount of such Lender's Funding Percentage of the amount of the requested Loan. Upon receipt from each Lender of such amount, and satisfaction by the Borrower of all conditions to making the requested Loan, the Agent will make available to, in the case of a Cash Advance, the Borrower, and in the case of a Credit Advance, the Vendor, the aggregate amount of such Loan made available to the Agent by the Lenders, it being understood that the Vendor shall have no obligation to make available to the Agent any funds for any Loan in respect of a Credit Advance. In the case of a Credit Advance, the Vendor will credit the amount of (i) the Vendor's Funding Percentage of such Credit Advance plus (ii) the aggregate required to be amount made available to the Agent by the Lenders on such Borrowing Date (whether or not any Lender shall have defaulted in its obligation to make available to the Agent any portion of its Funding Percentage of the requested Loan on such Borrowing Date) against the amounts due it from the Borrower under the invoices identified in the Borrowing Notice requesting such Credit Advance. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Borrowing Date the amount of its Funding Percentage of the requested Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Funding Percentage of any requested Loans.

                  (e) The Agent may, unless notified to the contrary by any Lender prior to a Borrowing Date, assume that such Lender has made available to the Agent on such Borrowing Date the amount of such Lender's Funding Percentage of the Loans to be made on such Borrowing Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Vendor or the Borrower, as the case may be, a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Borrowing Date, such Lender shall pay to the Agent on demand an amount (the "Weighted Average Interest Amount") equal to the product of (i) the average computed for a period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for funds acquired by the Agent during each day included in such period, times (ii) the amount of such Lender's Funding Percentage of such Loans, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which the amount of such Lender's Funding Percentage of such Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Lender with respect to any amounts owing under this subsection shall be prima facie evidence of the amount owing to the Agent by such Lender. If the Agent has made available to the Vendor or the Borrower, as the case may be, the amount of a Lender's Funding Percentage of such Loans and such Lender has failed to make available to the Agent such amount within three Business Days following such Borrowing Date, the Agent shall be entitled to recover such amount, plus the Weighted Average Interest Amount, from the Vendor on demand as provided in subsection 2.2(b).

                  2.3 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Lender the principal amount of the Loans of such Lender made during any Borrowing Year in twenty consecutive quarterly installments, commencing on the date which is thirty-nine months after the last day of such Borrowing Year and ending on the date which is eight years after such last day, in an aggregate amount for each Year set forth below equal to the percentage set forth opposite such Year multiplied by the aggregate principal amount of the Loans made by such Lender during such Borrowing Year (with the quarterly installments during each such Year being equal in amount):

                      Year              Percentage
                        4                  10%
                        5                  15
                        6                  20
                        7                  25
                        8                  30

The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.7.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) The Agent shall maintain the Register pursuant to subsection 9.6(e), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder (including the amount of any capitalized interest under subsection 2.7(d)) and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

                  (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.3(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans of such Lender in accordance with the terms of this Agreement.

                  (e) The Borrower agrees that, upon the request to the Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower dated the Closing Date evidencing the Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (each, a "Note"). Thereafter, the Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to subsection 9.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein and its registered assigns.

                  2.4 Optional Prepayments. The Borrower may prepay the Loans, in whole or in part, without premium or penalty, upon giving irrevocable notice to the Agent (which notice must be received by the Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the date of prepayment, if all or any part of the Loans to be prepaid are Eurodollar Loans, or (b) one Business Day prior to the date of prepayment, otherwise), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.14, accrued interest to such date on the amount prepaid. Partial prepayments of the Loans shall be applied to the then remaining installments of principal thereof pro rata according to the respective amounts thereof. Amounts prepaid on account of the Loans may not be reborrowed. Partial prepayments pursuant to this subsection shall be in an aggregate principal amount of at least $10,000,000 and increments of $1,000,000 in excess thereof.

     2.5 Mandatory Prepayments. (a) The Borrower shall prepay the Loans with the Net Cash Proceeds of Asset Sales to the extent required by subsections 6.6(c) and (d).

                  (b) If at any time the Borrower shall make a voluntary prepayment of loans under the Other Vendor Credit Facility or shall voluntarily make a prepayment of term loans, or a Permanent Reduction, under the Existing Bank Credit Facility and such prepayment or Permanent Reduction is not made in connection with a Permitted Refinancing, the Borrower shall, subject to the provisions of subsection 2.16, prepay the Loans in an amount equal to the product of (i) the then outstanding principal amount of the Loans multiplied by
(ii) a fraction (A) the numerator of which is the amount of the loans so voluntarily prepaid under the Other Vendor Credit Facility or the Existing Bank Credit Facility or the amount of the Permanent Reduction, as the case may be, and (B) the denominator of which is the aggregate then outstanding principal amount of loans under the Other Vendor Credit Facility or the Existing Bank Credit Facility (in the case of prepayment of term loans) or the aggregate amount of revolving credit commitments under the Existing Bank Credit Facility, (in the case of a Permanent Reduction) as the case may be, in any case, before giving effect to any such voluntary prepayment of loans or Permanent Reduction.

                  (c) Partial prepayments of the Loans pursuant to this subsection shall be applied to the then remaining installments of principal thereof pro rata according to the respective amounts thereof. Each such prepayment shall be made together with any amounts payable pursuant to subsection 2.14 and accrued interest to such date on the amount prepaid. Amounts prepaid on account of the Loans may not be reborrowed.

                  2.6 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least one Business Days' prior irrevocable notice of such election, provided that if any such conversion of Eurodollar Loans is made on a day which is not the last day of an Interest Period with respect thereto such conversion shall be accompanied by payment of any amounts payable pursuant to subsection
2.14. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. Accrued interest on a Eurodollar Loan (or portion thereof) being converted to an ABR Loan shall be paid by the Borrower at the time of conversion. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the scheduled payment date of the final installment of principal of such Loan or at any time when any principal or interest in respect of such Loan is overdue.

                  (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such after the date that is one month prior to the scheduled payment date of the final installment of principal of the Loans or at any time when any principal or interest in respect of such Loan is overdue and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted pursuant to the immediately preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

                  (c) Each conversion or continuation shall be made pro rata among the Lenders in accordance with their respective principal amounts of the Loans comprising the converted or continued Loans.

                  (d) All borrowings and conversions shall be in such amounts so that, after giving effect thereto, not more than twenty separate Eurodollar Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

                  2.7 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest during each Interest Period with respect thereto, payable in arrears on each Interest Payment Date, at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

                  (b) Each ABR Loan shall bear interest for each day, payable in arrears on each Interest Payment Date, at a rate per annum equal to the ABR in effect on such day plus the Applicable Margin.

                  (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal, interest or other amount shall bear interest at a rate per annum which is (A) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (B) in the case of any such overdue interest or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest or other amount is paid in full (as well after as before judgment).

                  (d)    Anything   in   this    Agreement   to   the   contrary
notwithstanding, and unless the Borrower shall notify the Agent that this paragraph (d) shall not be applicable to any interest accruing with respect to Loans, (i) (A) the interest on outstanding Loans (each, a "Specified Loan") made during any Borrowing Year shall accrue during the period from the day each such Specified Loan is made until the first anniversary of the last day of such Borrowing Year (the "Interest Capitalization Period" for such Borrowing Year) and (B) such accrued interest shall not be required to be paid in cash on any Interest Payment Date occurring during the Interest Capitalization Period for such Borrowing Year and (ii) on the last day of each successive three-month period following the first day of such Borrowing Year, such accrued interest shall be capitalized and added to the principal amount of the Specified Loan on which such capitalized interest shall have accrued. All interest accruing during any Interest Capitalization Period that is not paid during such Interest Capitalization Period and not capitalized pursuant to this paragraph (d) shall be payable in full in cash on the first Interest Payment Date occurring after the last day of such Interest Capitalization Period.

                  2.8 Computation of Interest and Fees. (a) Commitment fees and, whenever it is calculated on the basis of the ABR, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual number of days elapsed; otherwise, interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective, and the Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be prima facie evidence of the accuracy of such determination. The Agent shall, at the request of the Borrower or any Lender, deliver to the Borrower or such Lender a statement showing the quotations used by the Agent in determining any interest rate based upon quotations from Reference Lenders pursuant to subsection 2.7(a).

                  2.9 Inability to Determine Interest Rate. If prior to the first day of any Interest Period (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period or (b) the Agent shall have received notice from the Requisite Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given, (i) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (ii) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (iii) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. So long as such notice shall not have been withdrawn, the Agent shall use reasonable efforts to determine whether or not the circumstances which shall have caused such notice to be given continue to exist, and, if the Agent shall at any time determine that such circumstances no longer exist, it shall, as soon as practicable thereafter, notify the Lenders and the Borrower that the Agent is withdrawing such notice. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans. Each determination by the Agent hereunder shall be conclusive absent manifest error.

                  2.10 Pro Rata Treatment and Payments. Except as provided in subsection 2.11, 2.15(b) or 2.16, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest or otherwise, shall be made without set off or counterclaim (including, without limitation, against any amounts claimed from or owing by the Vendor under the Vendor Procurement Contract) and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's Account, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  2.11 Illegality. Notwithstanding any other provision herein, if the adoption after the date hereof of or any change after the date hereof in any Requirement of Law or in the interpretation or application thereof shall make it unlawful or impossible for any Lender to make, maintain or fund Eurodollar Loans as contemplated by this Agreement, then by written notice by such Lender to the Borrower and to the Agent, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.14.

                  2.12 Requirements of Law. (a) If the adoption after the date hereof of or any change after the date hereof in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by any Lender with any applicable requirement, request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall or will subject any Lender to any tax or other payment of any kind whatsoever with respect to, or any amount payable under, this Agreement or any Eurodollar Loan or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 2.13 and taxes imposed on the net income of such Lender); or

                  (ii) shall or will impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

                  (iii) shall or will impose on any Lender or the Agent any other conditions or requirements affecting this Agreement or Eurodollar Loans held by such Lender;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

                  (b) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (through the Agent) of the event by reason of which it has become so entitled, provided, however, that in no event shall such Lender be entitled to claim any additional amount pursuant to this subsection with respect to any period that is more than three months prior to the date upon which it shall give such notice. A certificate as to any additional amounts payable pursuant to this subsection, accompanied by reasonably detailed information reasonably required with respect to the method of calculating such additional amounts, submitted by such Lender to the Borrower through the Agent shall be prima facie evidence of the accuracy of the information set forth therein. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.13 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding taxes imposed on the Agent or any Lender (or Transferee) as a result of a present or former connection between the Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender (or Transferee) having executed, delivered or performed to its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender (or Transferee) hereunder or under any Note, (i) the Borrower will pay such Non-Excluded Taxes to the relevant Governmental Authority or political subdivision imposing such tax and (ii) the amounts so payable to the Agent or such Lender (or Transferee) shall be increased to the extent necessary to yield to the Agent or such Lender (or Transferee) (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof (a "Non-U.S. Lender") if such Lender fails to comply with the requirements of paragraph (b) or (c) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender (or Transferee) as a result of any such failure. The Borrower shall indemnify each Lender (or Transferee) and the Agent for the amount of Non-Excluded Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any penalties, interest and expenses arising therefrom or with respect thereto. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder; provided, however, that the Borrower shall not be required to indemnify any Non-U.S. Lender that fails to comply with the requirements of paragraph (b) or (c) of this subsection to the extent such amounts would not be payable had such Lender so complied.

                  (b)  Each Non-U.S. Lender shall:

     (i) in the case of a Lender (or Transferee) that is a "bank" under Section 881(c)(3)(A) of the Code;

                                    (A) on or before the date on which the first
                           payment becomes payable to it hereunder or under any Note (or, in the case of a Participant, on or before the date such Participant becomes a Participant hereunder) and on or before the date, if any, such Lender (or Transferee) changes its applicable lending office by designating a different lending office (a "New Lending Office") deliver to the Borrower and the Agent (y) two properly completed and duly executed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (z) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                                    (B)  deliver to the  Borrower  and the Agent
                           two further properly completed and duly executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower or the Agent; and

                                    (C)  obtain  such  extensions  of  time  for
                           filing and completing such forms or certifications as may reasonably be requested by the Borrower;

     (ii) in the case of a Lender  or a  Transferee  that is not a "bank"  under
     Section 881(c)(3)(A) of the Code:

                                    (A) on or before the date on which the first
                           payment becomes payable to it hereunder or under any Note (or, in the case of a Participant, on or before the date such Participant becomes a Participant hereunder) deliver to the Borrower and the Agent (I) a statement under penalties of perjury that such Lender (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

                                    (B)  deliver to the  Borrower  and the Agent
                           two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower; and

                                    (C)  obtain  such  extensions  of  time  for
                           filing and completing such forms or certifications as may be reasonably requested by the Borrower or the Agent;

unless in any such case any change in treaty, law or regulation has occurred subsequent to the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Participant, the date such Participant became a Participant hereunder) which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender so advises the Borrower and the Agent in writing no later than 15 calendar days before any payment hereunder or under any Note is due. Each such Lender (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and
(ii) in the case of a Form W-8 or W-9 delivered pursuant to subsection 2.13(b)(i), that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 9.6 shall, upon the effectiveness of the related transfer, provide all of the forms and statements required pursuant to this subsection, provided that, in the case of a Participant, such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

                  (c) Each Lender (and the Agent with respect to payments to the Agent for its own account) agrees that it will (i) take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's applicable lending office or otherwise) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this subsection provided such measures or actions would not, in such Lender's determination, cause such Lender to suffer any material economic, legal or regulatory disadvantage.

                  (d) If any Lender shall receive a credit or refund from a taxing authority with respect to, and actually resulting from, an amount of Non-Excluded Taxes actually paid to or on behalf of such Lender by the Borrower including any interest received thereon (a "Tax Credit"), such Lender shall promptly notify the Borrower of such Tax Credit. If such Tax Credit is received by such Lender in the form of cash, such Lender shall promptly pay to the Borrower the amount so received with respect to the Tax Credit. If such Tax Credit is not received by such Lender in the form of cash, such Lender shall pay the amount of such Tax Credit not later than the time prescribed by applicable law for filing the return (including extensions of time) for such Lender's taxable period which includes the period in which such Lender receives the economic benefit of such Tax Credit. In any event, the amount of any Tax Credit payable by a Lender to the Borrower pursuant to this paragraph shall not exceed the actual amount of cash refunded to, or credits received and usable by, such Lender from a taxing authority. Furthermore, any amount of any Tax Credit payable by a Lender to the Borrower shall be paid only to the extent that it can do so without prejudice to the retention of the amount of such credit or refund. In determining the amount of any Tax Credit, a Lender may use such apportionment and attribution rules as such Lender customarily employs in allocating taxes among its various operations and income sources, and such determination shall be conclusive. Nothing in this subsection 2.13(d) shall be construed as requiring any Lender to conduct its business or to arrange or alter in any respect its tax or financial affairs so that it is entitled to receive any such Tax Credit if to do so would, in the Lender's determination, cause such Lender to suffer any material economic, legal or regulatory disadvantage. The Borrower further agrees promptly to return to a Lender the amount paid to the Borrower with respect to a Tax Credit by such Lender if such Lender is required to repay, or is determined to be ineligible for, a Tax Credit for such amount.

                  2.14 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of or conversion from Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.15 Change of Lending Office; Mandatory Assignment or Prepayment. (a) Each Lender agrees that if it makes any demand for payment under subsection 2.12 or 2.13(a), or if any adoption or change of the type described in subsection 2.11 shall occur with respect to it, it will use reasonable efforts (consistent with its legal and regulatory restrictions and so long as such efforts would not be materially disadvantageous to it) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.12 or 2.13(a) or would eliminate or reduce the effect of any adoption or change described in subsection 2.11; provided such measures or actions would not, in the Lender's determination, cause such Lender to suffer any material economic, legal or regulatory disadvantage.

                   (b) If the Borrower shall be required to pay any additional amounts or other payments in accordance with subsection 2.12 or 2.13(a) or if any Lender shall, in accordance with subsection 2.11, no longer be obligated to make or maintain Eurodollar Loans hereunder, the Borrower may, at its own expense and in its sole discretion, (i) require such Lender to transfer or assign, in whole or in part, without recourse (in accordance with subsection 9.6), all or part of its interests, rights and obligations under this Agreement to another Person (provided that the Borrower, with the full cooperation of such Lender, can identify a Person which is ready, willing and able to be an Assignee with respect to thereto) which shall assume such assigned obligations and is reasonably satisfactory to the Agent (which Assignee may be another Lender, if such Assignee Lender accepts such assignment) or (ii) so long as no Event of Default shall have occurred and be continuing, terminate the Commitment, if any, of such Lender and prepay all outstanding Loans of such Lender; provided that
(A) the Assignee or the Borrower, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder, including, without limitation, any amounts owing pursuant to subsection 2.14 and, in the case of any such assignment, any amounts that would be owing under said subsection if such Loans were prepaid on the date of such assignment, (B) such assignment or termination of the Commitment, if any, of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any Governmental Authority and (C) such Lender shall be indemnified by the Borrower for any cost, expense, or other liabilities incurred as a result of any action taken pursuant to this subsection 2.15(b).

                  2.16 Treatment of Certain Prepayments. Notwithstanding anything to the contrary in this Agreement, in the event that (a) the Borrower shall be required pursuant to the provisions of a Bank Credit Facility, the Other Vendor Credit Facility or any instruments governing any other Indebtedness of the Borrower to offer to apply any amount toward the prepayment of the Loans or (b) the Borrower is required to make any mandatory prepayment pursuant to subsection 2.5, the Borrower may, at its option, either apply such amount toward prepayment of the Loans pro rata or follow the procedures set forth in this subsection. Not less than 10 nor more than 20 Business Days prior to the date (a "Specified Prepayment Date") on which any such prepayment is scheduled to be made, the Borrower shall deliver a Prepayment Offer Notice to the Agent, which shall promptly thereafter deliver a copy thereof to each Lender. Each Lender receiving such Prepayment Offer Notice shall indicate its acceptance or rejection of such offer (and, in the case of its acceptance, its Prepayment Acceptance Amount) by delivering a Prepayment Offer Response Notice to the Agent and the Borrower no later than four Business Days prior to the Specified Prepayment Date set forth in the applicable Prepayment Offer Notice. On such Specified Offered Prepayment Date, the Borrower shall prepay each Lender's Loans in a principal amount equal to such Lender's Prepayment Share. The Agent shall calculate the amounts of the prepayments payable to the respective Lenders required by this subsection.

                  2.17 Use of Proceeds. The proceeds of the Loans shall be used for the purposes described in Section 2 of Schedule I. The proceeds of Cash Advances may be used only to refinance amounts paid on account of invoices submitted to the Borrower by the Vendor pursuant to the Vendor Procurement Contract and paid by the Borrower other than with Credit Advances.

                  2.18 Fees. The Borrower agrees to pay the fees described in Section 3 of Schedule I.
                           ----


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to each Lender that:

                  3.1 Financial Condition. (a) The audited consolidated balance sheet and consolidated statements of operating changes in partners' capital and cash flows of the Borrower and its consolidated Subsidiaries as at and for the year ended December 31, 1995 and the unaudited balance sheet and consolidated statements of operating changes in partners' capital and cash flows of the Borrower and its consolidated Subsidiaries as at and for the six-month period ended June 30, 1996, copies of which have heretofore been furnished to the Vendor, were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as at such dates and for the respective periods then ended.

                  (b) The detailed projections contained in Exhibit B to the Borrower's Business Plan Overview dated March 1996 were prepared in good faith on the basis of the assumptions described in such Business Plan Overview, which assumptions were believed by the Borrower in good faith to be reasonable in light of conditions existing at the time of preparation thereof, and the Borrower has no knowledge of any event or circumstance that would cause it to change any such assumptions in any material respect as of the date hereof, it being understood by the Agent and the Lenders that actual results may vary from the projected results contained therein, and, as of the date of this Agreement, there are no facts or circumstances known to the Borrower that would make the projections materially inaccurate, incomplete or misleading.

                  (c) The balance sheet and other financial statements required to be furnished to the Agent subsequent to the Closing Date pursuant to subsection 5.1 will present fairly the consolidated financial position and results of operations and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP as at the end of and for the fiscal periods set forth therein.

                  (d) Each budget required to be furnished to the Agent subsequent to the Closing Date pursuant to subsection 5.2(c) will have been approved by the Partnership Board of Holding, and any projections delivered in connection therewith will have been prepared in good faith on the basis of assumptions reasonably believed by the Borrower in good faith to be reasonable in light of conditions existing at the time of preparation thereof, it being understood by the Agent and the Lenders that actual results may vary from the projected results contained therein, and there will be, at the time of preparation thereof, no facts or circumstances known to the Borrower that are not reflected in such projections the failure to include which would make the projections materially inaccurate, incomplete or misleading.

                  3.2 No Change. Since December 31, 1995, there have been no developments, events or circumstances that, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect, except for operating losses contemplated by the Borrower's Business Plan Overview dated March 1996. Since December 31, 1995, neither the Borrower nor any Restricted Subsidiary has made any Restricted Payments except, after the date hereof, as permitted hereby.

                  3.3 Existence; Compliance with Law. Each of the Borrower and its Restricted Subsidiaries (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and to own and operate Systems in the areas for which it has Licenses, (c) is duly qualified to do business and in good standing in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, including, without limitation, the Communications Act, except to the extent that the failure of any of the statements set forth in subsections 3.3(c) and
(d) to be true and correct could not reasonably be expected to have a Material Adverse Effect.

                  3.4 Power; Authorization; Enforceable Obligations. The Borrower has the power and authority to make, deliver and perform this Agreement and to borrow hereunder and has taken all necessary partnership action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required of the Borrower in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement and the Loan Documents to which it is a party other than those required in connection with the perfection of the Liens created by the Security Documents. This Agreement and the Loan Documents to which it is a party have been duly executed and delivered on behalf of the Borrower. This Agreement and the Loan Documents to which it is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  3.5 No Legal Bar. The execution, delivery and performance of this Agreement, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries or any License or permit applicable to the Borrower, its Subsidiaries or any of its or their property and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, License or permit, other than the Liens created by the Security Documents.

                  3.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority has been taken or initiated, is pending or, to the knowledge of the Borrower, threatened by or against or affecting the Borrower or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or (b) which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  3.7 No Default. Neither the Borrower nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  3.8 Ownership of Property; Liens. Each of the Borrower and its Restricted Subsidiaries has good and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property (including, without limitation, its partnership interests in the Special Purpose Subsidiaries), and none of such property is subject to any Lien except as permitted by subsection 6.3.

                  3.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, patents, know-how and processes necessary for the conduct of its business as currently conducted and as currently proposed to be conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim, except for any such claim which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such infringements that could not reasonably be expected to have a Material Adverse Effect.

                  3.10 Taxes. Each of the Borrower and its Restricted Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority which have become due and payable (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Restricted Subsidiaries, as the case may be).

                  3.11 Federal Regulations. No part of the proceeds of any Loans will be used in any manner which would result in a violation of Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

                  3.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan or is reasonably expected to occur, and each Single Employer Plan has complied in all respects with the applicable provisions of ERISA and the Code and the terms of such Plan, except with respect to any such event or failure to comply where the liability which could reasonably be expected to be incurred would not have a Material Adverse Effect. No Lien in favor of the PBGC or a Plan has arisen, and, except with respect to a Single Employer Plan where the liability which could reasonably be expected to be incurred would not have a Material Adverse Effect, neither the Borrower nor any Commonly Controlled Entity has (i) received a notice from the PBGC or a plan administrator of an intention to terminate any Single Employer Plan or to appoint a trustee to administer any Single Employer Plan, (ii) filed or provided a notice of intent to terminate or take any other action that could reasonably be expect to result in the termination of any Single Employer Plan other than in a standard termination within the meaning of Section 4041 of ERISA or (iii) incurred any liability under ERISA with respect to any Single Employer Plan described in Section 4063 of ERISA during such five-year period, and no such event, circumstance or condition is reasonably expected to occur. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which if such Plan then terminated could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, which in any event could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has received notice that any such Multiemployer Plan is in Reorganization, is Insolvent, or is being terminated where the liability resulting therefrom could reasonably be expected to have a Material Adverse Effect.

                  3.13 Investment Company and Holding Company Act. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended or a "holding company", or a "subsidiary" or "affiliate" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither the Borrower nor any Subsidiary is subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

                  3.14 Subsidiaries; Parents. (a) The following constitute all the Subsidiaries of the Borrower as of the date hereof: (a) WirelessCo (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (b) EquipmentCo (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (c) RealtyCo (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo) and (d) Sprint Spectrum Finance Corporation, a Delaware corporation and a Wholly Owned Subsidiary of the Borrower.

                  (b) The sole general partner of the Borrower is Holding, and the sole limited partner of the Borrower is MinorCo. As of the date hereof, Sprint Enterprises, L.P., TCI Telephony Services, Inc., Comcast Telephony Services and Cox Telephony Partnership are each general and limited partners of Holding and MinorCo, and there are no other partners of Holding or MinorCo. Sprint Enterprises, L.P. is a wholly owned Subsidiary of Sprint Corporation; TCI Telephony Services, Inc. is a wholly owned Subsidiary of Tele-Communications, Inc.; Comcast Telephony Services is a wholly owned Subsidiary of Comcast Corporation; and Cox Telephony Partnership is a wholly owned Subsidiary of Cox Communications, Inc.

                  3.15 Absence of Material Obligations. None of WirelessCo, EquipmentCo and RealtyCo has any material obligations or liabilities other than in connection with (a) the Guarantees, (b) in the case of RealtyCo, any lease of real property which RealtyCo has entered into in the ordinary course of business and other obligations and liabilities incurred in the ordinary course of business which are incident to being the owner or lessee of real property, (c) in the case of EquipmentCo, the Vendor Procurement Contract or the Other Vendor Procurement Contract, the rights and benefits of Holding under which have been assigned to it or (d) in the case of WirelessCo, its obligations to comply with the requirements of the Licenses.

                  3.16 Environmental Matters. (a) In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Restricted Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with Environmental Laws and Environmental Permits, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, could not reasonably be expected to have a Material Adverse Effect.

                  (b) The Borrower and its Restricted Subsidiaries have obtained all Environmental Permits with respect to the facilities and properties owned, leased or operated by the Borrower or any of its Restricted Subsidiaries (the "Properties"), and the Borrower and the Restricted Subsidiaries are in compliance with all Environmental Laws and all Environmental Permits, except to the extent that such failure to obtain any Environmental Permits and noncompliance with Environmental Laws and Environmental Permits could not reasonably be expected to have a Material Adverse Effect.

                  (c) There have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of the Borrower or its Restricted Subsidiaries, which Releases or threatened Releases could reasonably be expected to have a Material Adverse Effect.

                  (d)  There  are  no  past  or  present   actions,   omissions,
activities, events, conditions or circumstances, including the Release, threatened Release, emission, discharge, generation, treatment, storage or disposal of Hazardous Substances at, from or under any location, that will give rise to liability of the Borrower or any of its Restricted Subsidiaries under any Environmental Law, except to the extent that such liability could not reasonably be expected to have a Material Adverse Effect.

                  3.17 Licenses. (a) On the date hereof, (i) the Borrower and its Restricted Subsidiaries hold all Licenses necessary on the date of this Agreement to operate a System in each of the MTA's listed on Schedule 3.17(a),
(ii) such Licenses have been duly issued by the FCC, are held by WirelessCo and are in full force and effect and (iii) the Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions of each such License. As of the date hereof, no License is subject to any pending or, to the knowledge of the Borrower, threatened revocation or termination proceeding or action.

                  (b) The Borrower and its Restricted Subsidiaries hold all Licenses to operate Systems in MTA's covering at least 120,000,000 Owned Pops, and such Licenses have been duly issued by the FCC, are held by WirelessCo and are in full force and effect; and the Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions of each such License.

                  3.18 Provisions of Other Vendor Credit Facility. The provisions of Section 1 (but only to the extent the definitions therein are included in the following subsections and Sections of this Agreement), subsections 2.4, 2.5, 2.7(d), 2.11, 2.12, 2.13, 2.14 and 2.16, Sections 3, 5, 6
and 7 and subsections 9.1, 9.5 (with respect to the indemnity provisions), 9.6, 9.7, 9.11, 9.12, 9.13, 9.14, 9.15 and 9.17, will, when the Other Vendor Credit
Facility is executed by the parties thereto, be identical in all material respects to the similar provisions of the Other Vendor Credit Facility (wherever included and except for differences resulting solely from differences in the names of the Vendor party thereto), except to the extent subsection 9.6 hereof or subsection 9.6 of the Other Vendor Credit Facility is modified by Schedule I hereto or thereto, respectively.

                  3.19 No Material Misstatement. The information, reports and schedules furnished by or on behalf of the Borrower or any other Loan Party to the Agent or any Lender in connection with any Loan Document, taken as a whole, do not, on the date hereof, contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                         SECTION 4. CONDITIONS PRECEDENT

     4.1 Conditions to Initial Loans. The agreement of the Lenders to make the initial Loans is subject to the satisfaction, prior to or concurrently with the making of such Loans, of the following conditions precedent:

                  (a) Partnership  Proceedings of Holding and the Borrower.  The
         Agent shall have received, with a counterpart for the Vendor, a copy of the resolutions, in form and substance satisfactory to the Agent and the Vendor, of the Partnership Board of Holding as the general partner of the Borrower, authorizing (i) the execution, delivery and performance of this Agreement and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of Holding, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (b) Borrower Incumbency Certificate. The Agent shall have received, with a counterpart for the Vendor, a certificate of the Borrower, as to the incumbency and signature of the officers of Holding executing this Agreement satisfactory in form and substance to the Agent and the Vendor, executed by the Secretary or any Assistant Secretary of Holding.

                  (c) Capital Contribution Agreement. The Agent shall have received, with a counterpart for the Vendor, a certificate of a Responsible Officer of the Borrower stating that attached thereto is a fully executed counterpart of the Capital Contribution Agreement and certifying that such Agreement is in full force and effect without any term or condition thereof having been amended, modified or waived and that there is no default thereunder.

                  (d) Licenses. The Agent shall have received, with a counterpart for the Vendor, a certificate of a Responsible Officer of the Borrower attaching a copy of each of the Licenses referred to in subsection 3.17 and certifying that each (i) such copy is true, correct and complete and includes all amendments, modifications and waivers thereto executed prior to the date of such certificate and (ii) such License is fully paid for.

                  (e) Partnership Agreements; Trademark License Agreement. The partnership agreements of the Special Purpose Subsidiaries shall contain provisions reasonably satisfactory to the Agent and the Vendor ensuring that any assignee of the partnership interests therein will be entitled to all rights (including, without limitation, management and voting rights) of the partners pledging such partnership interests. The Agent shall have received, with counterparts for the Vendor, conformed copies of (i) the partnership agreements of the Borrower, WirelessCo, EquipmentCo, RealtyCo, Holding and MinorCo and (ii) the Trademark License Agreement, each of which shall be certified by a Responsible Officer as a true, correct and complete copy thereof and in full force and effect, and each of which shall be in form and substance satisfactory to the Agent and the Vendor.

                  (f) Contributed Capital. The Agent shall have received, with a counterpart for the Vendor, a certificate of a Responsible Officer of the Borrower to the effect that the Borrower has received Contributed Capital in an aggregate amount of at least $2,200,000,000.

                  (g) Legal Opinions. The Agent shall have received, with a counterpart for the Vendor, the following executed legal opinions addressed to the Agent and the Vendor:

                    (i) the legal opinion of Simpson Thacher & Bartlett, counsel to the Borrower, substantially in the form of Exhibit B-1;

                    (ii) the legal opinion of Charles R. Wunsch, Esq., Associate
               General Counsel of the Borrower, substantially in the form of Exhibit B-2; and

                    (iii) the legal opinion of Morrison & Foerster LLP,  special
               counsel  to  the   Borrower   with   respect   to  FCC   matters,
               substantially in the form of Exhibit B-3.

                  (h) Trust Agreement. The Agent shall have received (i) a copy of the Trust Agreement, duly executed and delivered by the Borrower, the Corporate Trustee and the Individual Trustee, (ii) evidence, in form and substance satisfactory to the Agent and the Vendor, that all documents and other instruments required to be delivered, and all other actions required to have been taken, pursuant to subsections 4.1, 4.8(a), 4.9(a) and 4.10(a) of the Trust Agreement shall have been so delivered or taken, as the case may be, (iii) conformed copies or originals of all such documents and instruments referred to in clause
         (ii) immediately preceding (and all such agreements, documents, instruments and opinions shall be in form and substance reasonably satisfactory to the Agent and the Vendor), and (iv) such other certificates and other documents relating to the Trustees and the Trust Agreement as the Agent shall reasonably request. The Trust Agreement shall be in full force and effect.

                  (i) Search Reports. The Agent shall have received, with counterparts for the Vendor, copies of searches conducted as of a date acceptable to the Agent of the Uniform Commercial Code records in all applicable public offices in which filings are required to be made in accordance with the provisions of subsection 4.9(a) of the Trust
         Agreement, and such searches shall reveal no Liens other than those permitted by subsection 6.3.

                  (j) Other Credit Facilities. The Agent shall have received copies of the definitive documentation establishing the Other Vendor Credit Facility and the Existing Bank Credit Facility; provided that certain confidential provisions of each such Facility (which in any event shall not include any of the provisions specified in subsection 3.18) shall not be required to be delivered by the Borrower.

                  (k) Fees. The Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date.

                  (l) Business Plan. The Agent shall have received a certified copy of the Borrower's Business Plan Overview dated March 1996.

                  4.2 Conditions to Each Loan. The agreement of the Lenders to make any Loan requested to be made on any date (including, without limitation, the initial Loans) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and each other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                  (c) No Termination of Vendor Procurement Contract. The Borrower shall not have notified the Vendor of the termination by the Borrower of the Vendor Procurement Contract unless prior to doing so the Borrower shall have placed orders thereunder aggregating at least $500,000,000 (in the case of any such termination during the Phase I Commitment Period) or $1,000,000,000 (in the case of any such termination after the commencement of the Phase II Commitment Period).

                  (d) Borrowing Notice. The Agent shall have received a Borrowing Notice meeting the requirements of subsection 2.2.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.


                        SECTION 5. AFFIRMATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender under the Credit Agreement or any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Restricted Subsidiaries to:

                  5.1      Financial Statements.  Furnish to the Agent:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, reported on, and accompanied by an opinion (which shall not be qualified based upon the scope of the audit) by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing to the effect that such financial statements fairly present the financial condition and results of operations and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP and setting forth in comparative form the figures for the previous fiscal year (other than in the case of the 1996 fiscal year); and

                  (b) as soon as  available,  but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its Restricted Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in comparative form the figures for the corresponding period of the previous fiscal year (other than in the case of any such quarter during the 1996 fiscal year) and the figures for the Borrower's budget for the period covered thereby, certified by a Responsible Officer as fairly presenting the financial condition and results of operations and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP for the date and periods ending on such date (subject to normal year-end audit adjustments);

all such financial statements shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

                  5.2      Certificates; Other Information.  Furnish to the
Agent:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor (and without performing any additional non-customary procedures with respect thereto) no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and (b), a certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer's knowledge after due inquiry, each of the Borrower and the Restricted Subsidiaries during such period has observed or performed all of its covenants (including, without limitation, the financial covenants set forth in subsections 6.1(a) through (g)) and other agreements contained in this Agreement and the other Loan Documents to be observed or performed by it and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except as specified in such certificate (and if such certificate contains notice of any Default or Event of Default, setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto), and (ii) if Floating GAAP used in the preparation of any such financial statements shall be different from Fixed GAAP, describing such differences and reconciling any differences in calculation of compliance with the covenants set forth in subsection 6.1 which may result from such differences in GAAP;

                  (c) as soon as available, the annual budget prepared pursuant to Holding's partnership agreement and approved by Partnership Board of Holding for each fiscal year of the Borrower (which shall be presented on a quarterly basis for such fiscal year), commencing with its 1997 fiscal year and any financial projections for a period of greater than one year, to the extent such projections were requested by and approved by the Partnership Board of Holding;

                  (d) promptly after the filing thereof, copies of all proxy statements, all registration statements under the Securities Act of 1933, as amended (other than those on Form 5-8 relating to any Plan), and all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by the Borrower; and

                  (e)  promptly,   such  additional  information  regarding  the
         operation and financial condition as the Agent may from time to time reasonably request for itself or on behalf of any Lender.

                  5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Restricted Subsidiaries, as the case may be.

                  5.4 Conduct of Business; Maintenance of Existence; Compliance with Laws. Preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all permits, rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 6.5; comply with all of its Contractual Obligations (including, without limitation, obligations under any License) and Requirements of Law, including, without limitation, the Communications Act, except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

                  5.5 Maintenance of Property; Insurance. Keep all property useful or necessary in its business in good working order and condition, except where the failure to do so would not be reasonably expected to have a Material Adverse Effect; maintain with financially sound and reputable insurance companies insurance on all its property and its business in at least such amounts and against at least such risks as are usually insured against by companies engaged in the same or a similar business in similar geographic areas.

                  5.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which entries in conformity with GAAP and all Requirements of Law applicable to it shall be made of all dealings and transactions in relation to its business and activities; permit representatives of any Lender to visit and inspect any of its properties, and make copies of and extracts from, and/or to examine its books, records and accounts, at any reasonable time (upon reasonable advance notice) and as often as may be reasonable and to discuss with officers and employees of the Borrower and its Restricted Subsidiaries the business, assets and financial condition of the Borrower and its Restricted Subsidiaries and, in particular, the annual budget delivered pursuant to subsection 5.2(c); provided, that except during the continuance of an Event of Default, such visits by the Lenders shall be coordinated by the Agent so that such visits shall take place no more than once per fiscal quarter. During the continuance of an Event of Default, the Borrower authorizes the Agent and the Lenders, upon reasonable notice to the Borrower and if accompanied by the Borrower, to communicate directly with the Borrower's independent certified public accountants to discuss the financial condition of the Borrower and its Restricted Subsidiaries.

                  5.7 Notices. Promptly after any Responsible Officer has knowledge thereof, give notice to the Agent of:

                  (a)  the occurrence of any Default or Event of Default;

                  (b) any default or event of default under any Contractual Obligation of the Borrower or any of its Restricted Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting the Borrower or any of its Restricted Subsidiaries which, individually or in the aggregate, if adversely determined could reasonably be expected to have a Material Adverse Effect;

                  (d) the following events, as soon as possible and in any event within (i) 30 days after the Borrower knows thereof: the occurrence or expected occurrence of any Reportable Event with respect to any Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, and (ii) ten Business Days after the occurrence thereof: a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan, which, in connection with any of the foregoing, the liability which could reasonably be expected to occur would have a Material Adverse Effect;

                  (e) the termination (other than as permitted herein) or revocation of any of the Bona Fide Commitments that are conditions precedent to the continued availability of the Vendor Commitment as set forth in Schedule I;

                  (f) any change in the ownership of the Borrower or any of it Restricted Subsidiaries;

                  (g) any notice of termination of either the Vendor Procure-ment Contract or the Other Vendor Procurement Contract; and

                  (h) any other development (including any Release or any noncompliance with any Environmental Law or Environmental Permit) that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a certificate of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                  5.8 Environmental Laws. (a) Comply with all applicable Environmental Laws and obtain and comply in all material respects with and main-tain any and all Environmental Permits, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental Laws, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect.

                  5.9 After-Acquired Assets. (a) Promptly (i) transfer to WirelessCo any License held by the Borrower or any Restricted Subsidiary (other than WirelessCo) and (ii) at the option of the Borrower, either (A) transfer (I) to EquipmentCo any Personal Property Assets (other than Direct-Lien Assets) hereafter acquired by the Borrower or any Restricted Subsidiary and any such Personal Property Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary (in each case other than any such Personal Property Assets constituting Excluded Assets), (II) to RealtyCo any Real Estate Assets hereafter acquired by the Borrower or any Restricted Subsidiary and any Real Estate Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary (in each case other than any such Real Estate Assets constituting Excluded Assets) and (III) to the Borrower any Direct-Lien Assets hereafter acquired by the Borrower or any Restricted Subsidiary and any Direct-Lien Assets of any Person that becomes a
Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary (in each case other than any Direct-Lien Assets constituting Excluded Assets) or (B) create on terms reasonably acceptable to the Agent a perfected first priority security interest (subject to any Liens permitted by subsection 6.3 (other than those referred to in the definition of the term "Excluded Assets")) in favor of the Trustees for the benefit of the Secured Parties in such Personal Property Assets, Real Estate Assets or Direct-Lien Assets.

                  (b) Promptly create in favor of the Trustees for the benefit of the Secured Parties in accordance with the terms of the Security Documents a first priority perfected security interest (subject to any Liens permitted by subsection 6.3) in any Direct-Lien Assets of the Borrower or any Restricted Subsidiary (other than Excluded Assets) that are not subject to such a security interest, including with respect to Direct-Lien Assets that are acquired by the Borrower or any Restricted Subsidiary after the date hereof and Direct-Lien Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary.

                  (c) Promptly create a mortgage on terms reasonably acceptable to the Agent in favor of the Trustees for the benefit of the holders of the Secured Obligations on any fee simple interests in real property having at the time of acquisition thereof a purchase price or fair market value greater than $15,000,000 (a "Mortgaged Property") of the Borrower or any Restricted Subsidiary (other than Excluded Assets) that are not so mortgaged, including Mortgaged Properties that are acquired by the Borrower or any Restricted Subsidiary after the date hereof and Mortgaged Properties of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary.

                  (d) Promptly cause (i) all Capital Stock of any Restricted Subsidiary held by the Borrower or any other Subsidiary (including, without limitation, any Restricted Subsidiary which shall be acquired by the Borrower in accordance with the provisions of subsection 6.8(c) or (d) or any Unrestricted Subsidiary which shall hereafter become a Restricted Subsidiary) to become Additional Collateral under and pursuant to the Trust Agreement and (ii) each Restricted Subsidiary to execute and deliver an "Additional Guarantee" under and pursuant to the Trust Agreement.

                  (e) Promptly execute, acknowledge and deliver any and all further documents, financing statements, agreements and instruments, and thereafter register, file or record or take further actions (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust), in each case at the Borrower's sole expense, that may be required under applicable law, or that the Requisite Lenders, the Agent or the Trustees may reasonably request, to effectuate the transactions contemplated by the Loan Documents and to grant, preserve, protect and perfect the validity and first priority of the Liens created or intended to be created by the Security Documents, including such Liens on the Mortgaged Properties, and the Direct-Lien Assets (other than Excluded Assets) and all the Capital Stock of each Restricted Subsidiary held by the Borrower or any other Subsidiary.

                  5.10 Delivery of Certain Amendments. Promptly deliver any amendments, supplements or other modifications to any of the partnership agreements of the Borrower, WirelessCo, EquipmentCo, RealtyCo, Holding and MinorCo, the Trademark License Agreement, the Capital Contribution Agreement, a Bank Credit Facility, any other facilities or indentures which evidence Secured Obligations, except in the case of a Bank Credit Facility or any such other facilities or indentures provisions thereof the disclosure of which would be prohibited by confidentiality agreements binding upon the Borrower.

                  5.11 Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in subsection 2.17.


                          SECTION 6. NEGATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender under this Agreement or any other Loan Document, the Borrower shall not, and (except with respect to subsection 6.1(a) through (e)) shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  6.1      Financial Condition Covenants.

                  (a) Total  Debt to Total  Capitalization.  Permit the ratio of
(i) Total Debt outstanding on any of the dates set forth below to (ii) Total Capitalization on such date to exceed the ratio set forth opposite such date:

========================= ===========================
          Date                     Ratio

========================= ===========================
         12/31/96                .50 to 1
========================= ===========================
         3/31/97                 .55 to 1
========================= ===========================
         6/30/97                 .55 to 1
========================= ===========================
         9/30/97                 .57 to 1
========================= ===========================
         12/31/97                .57 to 1
========================= ===========================
         3/31/98                 .60 to 1
========================= ===========================
         6/30/98                 .61 to 1
========================= ===========================
         9/30/98                 .61 to 1
========================= ===========================
         12/31/98                .61 to 1
========================= ===========================
         3/31/99                 .62 to 1
========================= ===========================
         6/30/99                 .64 to 1
========================= ===========================
         9/30/99                 .66 to 1
========================= ===========================
         12/31/99                .68 to 1
========================= ===========================
         3/31/00                 .69 to 1
========================= ===========================
         6/30/00                 .69 to 1
========================= ===========================
         9/30/00                 .70 to 1
========================= ===========================
         12/31/00                .70 to 1
========================= ===========================
         3/31/01                 .70 to 1
========================= ===========================
         6/30/01                 .70 to 1
========================= ===========================
         9/30/01                 .70 to 1
========================= ===========================
         12/31/01                .70 to 1
========================= ===========================

                  (b) Total Debt to Annualized Adjusted EBITDA. Permit the ratio of (i) Total Debt outstanding on any of the dates set forth below to (ii) Annualized Adjusted EBITDA for the period ending on such date to exceed the ratio set forth opposite such date:

=========================== =========================
          Date                      Ratio
=========================== =========================
         12/31/98                 23.0 to 1
=========================== =========================
         3/31/99                  14.0 to 1
=========================== =========================
         6/30/99                  10.0 to 1
=========================== =========================
         9/30/99                   8.0 to 1
=========================== =========================
         12/31/99                  6.0 to 1
=========================== =========================
         3/31/00                   5.0 to 1
=========================== =========================
         6/30/00                   4.5 to 1
=========================== =========================
         9/30/00                   4.0 to 1
=========================== =========================
         12/31/00                  4.0 to 1
=========================== =========================

                  (c) Total Debt to Annualized EBITDA. Permit the ratio of (i) Total Debt outstanding on any of the dates set forth below to (ii) Annualized EBITDA for the period ending on such date to exceed the ratio set forth opposite such date:

=========================== =========================
          Date                          Ratio
=========================== =========================
         12/31/00                    11.0 to 1
=========================== =========================
         3/31/01                      8.5 to 1
=========================== =========================
         6/30/01                      7.5 to 1
=========================== =========================
         9/30/01                      7.0 to 1
=========================== =========================
         12/31/01                     6.0 to 1
=========================== =========================
The last day of
each fiscal quarter
end thereafter                        5.0 to 1
=========================== =========================

                  (d) Annualized EBITDA to Interest Expense. Permit the ratio of
(i) Annualized EBITDA for the period ending on any of the dates set forth below to (ii) Interest Expense for the four consecutive fiscal quarters ending on such date to be less than the ratio set forth opposite such date:

============================= =======================
          Date                        Ratio
============================= =======================
         3/31/01                     1.25 to 1
============================= =======================
         6/30/01                     1.25 to 1
============================= =======================
         9/30/01                     1.50 to 1
============================= =======================
         12/31/01                    2.00 to 1
============================= =======================
         3/31/02                     2.25 to 1
============================= =======================
         6/30/02                     2.25 to 1
============================= =======================
The last day of
each fiscal quarter
end thereafter                       2.50 to 1
============================= =======================

                  (e) Capital Expenditures. Permit Capital Expenditures for any of the periods set forth below to exceed the amount set forth opposite such period:

                           Period                         Amount
                  -------------------------           ---------------
                  Date of formation of the
                  Borrower through 12/31/98            $4,500,000,000

                  1/1/99 through 12/31/99               1,000,000,000

                  1/1/00 through 12/31/00               1,000,000,000

                  1/1/01 through 12/31/01               1,000,000,000;

provided that any permitted amount which is not expended in any of the periods specified above may be carried over for expenditure in any subsequent period.

                  (f) Covered Pops. Incur any Indebtedness (other than Indebtedness permitted by paragraphs (b) and (i) of subsection 6.2) or Guarantee Obligations in respect of Indebtedness (other than Guarantee Obligations permitted by paragraph (b) of subsection 6.4) at any time after any of the dates set forth below if the number of Covered Pops on the last of such dates prior to the date of such incurrence is less than the number set forth opposite such last prior date:

                      Date                    Number
                    ----------             -------------
                     12/31/97                80,000,000
                     12/31/98                95,000,000
                     12/31/99               105,000,000
                     12/31/00               110,000,000

                  (g) Wireless Subscribers. Incur any Indebtedness (other than Indebtedness permitted by paragraphs (b) and (i) of subsection 6.2) or Guarantee Obligations in respect of Indebtedness (other than Guarantee Obligations permitted by paragraph (b) of subsection 6.4) at any time after any of the dates set forth below if the average of the numbers of Wireless Subscribers in existence on the last of such dates prior to the date of such incurrence and on the last day of each of the three previous calendar quarters is less than the number set forth opposite such last prior date:

                      Date                    Number
                    ----------             -------------
                     12/31/97                 450,000
                      6/30/98                 850,000
                     12/31/98               1,350,000
                      6/30/99               2,300,000
                     12/31/99               3,500,000;

provided that so long as the failure of the Vendor to perform its obligations under the Vendor Procurement Contract shall cause clause (b) of the definition of the term "Covered Pops" to become operable, each relevant number set forth above shall be reduced by a proportion equal to the ratio of (i) the number of Pops described in said clause (b) to (ii) the then aggregate number of Owned Pops.

                  6.2 Limitation on Indebtedness. Incur or suffer to exist any Indebtedness, except (subject to the provisions of subsections 6.1(f) and (g)):

                  (a) Indebtedness of the Borrower under this Agreement or any other Loan Documents;

                  (b) Indebtedness of the Borrower to any Restricted Subsidiary (other than any Special Purpose Subsidiary) and of any Restricted Subsidiary (other than any Special Purpose Subsidiary) to the Borrower or any other Restricted Subsidiary (other than any Special Purpose Subsidiary);

                  (c) (i) Indebtedness of the Borrower and any of its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) incurred to finance the acquisition, construction, expansion or improvement of property or assets, whether pursuant to a loan, a Financing Lease or otherwise, (ii) Indebtedness constituting obligations of the Borrower and its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) under Financing Leases arising out of sale-leaseback transactions, and (iii) (A) Indebtedness of a Person that is acquired by the Borrower or a Restricted Subsidiary (other than a Special Purpose Subsidiary), and which becomes a Restricted Subsidiary, after the date of this Agreement, (B) Indebtedness of an Unrestricted Subsidiary which becomes a Restricted Subsidiary after the date of this Agreement and (C) Indebtedness secured by property or assets acquired by the Borrower or any Restricted Subsidiary after the date of this Agreement, provided that such Indebtedness exists at the time such Person becomes a Restricted Subsidiary or such property or assets are acquired, as the case may be, and is not created in anticipation thereof; provided, however, that the aggregate principal amount of Indebtedness permitted by clauses (i), (ii) and (iii) of this paragraph at any one time outstanding shall not exceed 5% of then Total Capitalization;

                  (d)  Indebtedness of the Borrower under a Bank Credit
        Facility;

                  (e) Indebtedness of the Borrower under a "Vendor Credit Facility" (as defined in the Trust Agreement) established by a vendor which shall have agreed to supply to the Borrower and its Restricted Subsidiaries a material amount of equipment (other than handsets) and services comprising or relating to property or assets to be utilized in connection with the Borrower's national wireless telecommunications network;

                  (f) Indebtedness of the Borrower Incurred to finance the ac-quisition of handsets;

                  (g)   Indebtedness   of  the  Borrower   and  its   Restricted
         Subsidiaries (other than any Special Purpose Subsidiary) in existence on the date of this Agreement and listed on Schedule 6.2(g);

                  (h)  the High Yield Debt;

                  (i) Indebtedness of the Borrower and its Restricted Subsidiaries which is a Permitted Refinancing or refinances, replaces or refunds Indebtedness permitted pursuant to subsection 6.2(a), (c),
         (e) (but only to the extent of Indebtedness other than Indebtedness incurred under the Other Vendor Credit Facility), (f) through (h), and
         (j), provided that the Indebtedness that shall result from such Permitted Refinancing, refinancing, replacement or refunding does not increase the outstanding principal amount of the Indebtedness which was the subject of such Permitted Refinancing, refinancing, replacement or refunding; and

                  (j) additional Indebtedness of the Borrower and its Restrict-ed Subsidiaries (other than any Special Purpose Subsidiary);

provided that neither the Borrower nor any Restricted Subsidiary shall be permitted to Incur any of the Indebtedness referred to in paragraphs (a), (c) through (f), (h), (i) and (j) of this subsection unless, after giving effect thereto, the Borrower would be in Pro Forma Compliance.

                  6.3 Limitation on Liens. Incur or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or upon the income or profits therefrom except for:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c)  pledges  or  deposits  made  in the  ordinary  course  of business in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property of the Borrower and its Restricted Subsidiaries taken as a whole or materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole;

                  (f) Liens (other than Liens on the property of the Special Purpose Subsidiaries) securing Indebtedness of the Borrower and its Restricted Subsidiaries permitted by subsection 6.2(c)(i) Incurred with respect to the property and assets described in said subsection, provided that (i) such Liens and the Indebtedness secured thereby are incurred prior to or within 270 days after the acquisition, construction, expansion or improvement to which such Indebtedness relates, (ii) the Indebtedness secured by such Liens does not exceed 100% of the cost of the acquisition, construction, expansion or improvement financed therewith and (iii) such Liens do not at any time encumber any property or assets other than the property and assets with respect to which such Indebtedness is Incurred;

                  (g) Liens (other than Liens on the property of the Special Purpose Subsidiaries) securing Indebtedness of the Borrower and its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) permitted by subsection 6.2(c)(ii), provided that (i) such Liens and the Indebtedness secured thereby are Incurred within 270 days after the purchase by the Borrower or such Restricted Subsidiary of the property or assets which is or are the subject of the sale-leaseback transaction to which such Indebtedness relates, (ii) the Indebtedness secured by such Liens does not exceed 100% of the purchase price of such property or assets and (iii) such Liens do not at any time encumber any property or assets other than the assets that are the subject of such sale-leaseback;

                  (h) Liens on the property or assets of a Person which becomes a Restricted Subsidiary after the date of this Agreement or on property or assets acquired by the Borrower or any Restricted Subsidiary after the date of this Agreement, in each case securing Indebtedness permitted by subsection 6.2(c)(iii), provided that (i) such Liens exist at the time such Person becomes a Restricted Subsidiary or such property or assets are acquired, as the case may be, and are not created in anticipation thereof and (ii) any such Lien is not extended to cover any property or assets of such Person or any other property or assets of the Borrower or such Restricted Subsidiary, as the case may be, after the time such Person becomes a Restricted Subsidiary or such property or assets are acquired, as the case may be;

                  (i) Liens in existence on the date of this Agreement and securing Indebtedness permitted by subsection 6.2(g), provided that no such Lien is extended to cover any additional property after the date of this Agreement and that the amount of Indebtedness secured thereby is not increased and no such Lien is extended to cover any property or assets of any Special Purpose Subsidiary;

                  (j)  Liens created pursuant to the Security Documents;

                  (k) Liens of attachments, judgments or awards against the Borrower or its Restricted Subsidiaries, as the case may be, with respect to which an appeal or proceeding for review shall be pending or a stay of execution shall have been obtained, or which are otherwise being contested in good faith and by appropriate proceedings diligently conducted, and in respect of which adequate reserves shall have been established in accordance with GAAP on the books of the Borrower or such Restricted Subsidiary;

                  (l) restrictions on the transfer of assets imposed by any of the Licenses or by the Communications Act or any other Requirement of Law;

                  (m) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries taken as a whole and any interest or title of a lessor under any lease not prohibited by this Agreement;

                  (n) the filing of financing statements regarding leases not prohibited by this Agreement;

                  (o) ground leases in respect of real property on which facil-ities owned or leased by the Borrower or its Restricted Subsidiaries are located;

                  (p) Liens on goods (and the documents of title related thereto) the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or its Restricted Subsidiaries (other than any Special Purpose Subsidiary), provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiaries in respect of such letter of credit;

                  (q) Liens on shares of the Capital Stock of Unrestricted Sub-sidiaries; and

                  (r) additional Liens (other than Liens on any property of any Special Purpose Subsidiary) which secure obligations and liabilities of the Borrower and its Restricted Subsidiaries (other than with respect to custom software to the extent the obligations secured by such Lien exceed $25,000,000) not exceeding $100,000,000 in the aggregate at any time outstanding.

                  6.4 Limitation on Guarantee Obligations. Incur or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations in existence on the date of this Agreement and listed on Schedule 6.4(a);

                  (b) Guarantee Obligations incurred in the ordinary course of its business by the Borrower and its Restricted Subsidiaries (other than any Special Purpose Subsidiary) in respect of Indebtedness and other obligations and liabilities of the Borrower and its Restricted Subsidiaries (other than any Special Purpose Subsidiary) not prohibited by this Agreement;

                  (c) Guarantee Obligations of the Borrower and its Restricted Subsidiaries (other than any Special Purpose Subsidiary) in respect of the undrawn portion of the face amount of letters of credit issued for the account of the Borrower or any Restricted Subsidiary (other than any Special Purpose Subsidiary) in the ordinary course of business;

                  (d)  the Guarantees; and

                  (e) additional Guarantee Obligations of the Borrower and its Restricted Subsidiaries (other than any Special Purpose Subsidiary) not exceeding $50,000,000 in the aggregate at any time outstanding;

provided that neither the Borrower nor any Restricted Subsidiary shall be permitted to create, incur or assume any of the Guarantee Obligations referred to in paragraphs (c) and (e) of this subsection unless, after giving effect thereto, the Borrower would be in Pro Forma Compliance.

                  6.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, liquidate or wind up and terminate itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except that, so long as, after giving effect thereto, the Borrower would be in Pro Forma Compliance:

                  (a) any Restricted Subsidiary (other than any Special Purpose Subsidiary) may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity) or with or into any one or more other Wholly Owned Restricted Subsidiaries (other than with or into any Special Purpose Subsidiary) (provided that the Wholly Owned Restricted Subsidiary or Restricted Subsidiaries shall be the continuing or surviving entity or entities);

                  (b) any Wholly Owned Restricted Subsidiary (other than any Special Purpose Subsidiary) may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any one or more other Wholly Owned Restricted Subsidiaries;

                  (c) the Borrower may merge or consolidate with any corporation with the result that the Borrower shall become a corporation if (i) after giving effect thereto the Borrower shall be in Pro Forma Compliance (calculated as if such merger or consolidation had occurred at the end of the then most recently ended fiscal quarter for which financial statements shall have been delivered to the Lenders pursuant to subsection 5.1), (ii) such merger or consolidation could not reasonably be expected to have a Material Adverse Effect (it being agreed that the fact that the Borrower would then be subject to the payment of income taxes as a corporation shall not, in and of itself, be deemed to constitute a Material Adverse Effect) and (iii) the following other conditions shall be satisfied: (A) in the case such merger or consolidation shall occur prior to the Public Offering Date, the Parents shall have entered into an agreement in favor of the Trustee pursuant to which they will agree that, until the Public Offering Date, they will make capital contributions to the Borrower in amounts equal to the excess, if any, of the amount of income taxes payable by the Borrower (as a corporation) over the amount of Restricted Payments that could have been made during the period (the "Relevant Period") from the date of such merger or consolidation through the final maturity of the Loans pursuant to subsection 6.7(a) if the Borrower had remained a partnership during such period, (B) in the case such merger or consolidation shall occur on or after the Public Offering Date, the Borrower shall have delivered to the Agent a certificate executed by a Responsible Officer to the effect that the amount of Federal, state and local income and franchise taxes based upon income reasonably projected to be payable by the Borrower as a corporation after such merger or consolidation will not be materially greater than the sum of (1) the aggregate amount of Restricted Payments that could be made during the Relevant Period pursuant to subsection 6.7(a) if the Borrower had remained a partnership during the Relevant Period (based on reasonable projections but without regard to clause
         (ii) of the proviso to subsection 6.7(a)) and (2) the aggregate amount of taxes based upon income that would have been payable by the Borrower during the Relevant Period if the Borrower had remained a partnership during the Relevant Period, (C) any write-offs and other deductions which shall have been made in connection with any tax returns filed by the Borrower prior to such merger or consolidation shall have been consistent with past practice and the Borrower shall have delivered to the Agent a certificate executed by a Responsible Officer so certifying and (D) neither the Borrower nor the Parents shall have taken any unreasonable action with the effect of decreasing the income of the Borrower prior to such merger or consolidation and increasing the future income of the Borrower after such merger or consolidation and the Borrower shall have delivered to the Agent a certificate executed by a Responsible Officer so certifying; and

                           (d) the Borrower or any Restricted Subsidiary (other than a Special Purpose Subsidiary) may effect pursuant to a merger or consolidation any Investment permitted by subsection 6.8(c) or (d) so long as the Borrower or such Restricted Subsidiary is the surviving entity.

                  6.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary's Capital Stock to any Person other than any such issue or sale of shares of Capital Stock to the Borrower or (except in the case of shares of Capital Stock of a Special Purpose Subsidiary) any Wholly Owned Restricted Subsidiary, except:

                  (a) the sale or other disposition of inventory or any other property in the ordinary course of business (provided that no sale of a License or any System shall be considered to be in the ordinary course of business);

                  (b)  as permitted by subsection 6.5(b);

                  (c) so long as after giving effect thereto the Borrower is in Pro Forma Compliance, any Asset Sale (other than any sale of receivables permitted by subsection 6.6(f)) the aggregate fair market value of the property and assets that are the subject of which is equal to or less than $25,000,000; provided that if the aggregate fair market value of the property and assets sold or otherwise disposed of pursuant to this paragraph during any period of two consecutive calendar years shall exceed $100,000,000, the Net Cash Proceeds of such excess property and assets, to the extent not applied to purchase other property or assets to be utilized in connection with the Borrower's national wireless telecommunications network within 270 days from the date of the applicable Asset Sale, shall be applied to effect a Pro Rata Prepayment/Commitment Reduction;

                  (d) so long as after giving effect thereto the Borrower is in Pro Forma Compliance, any Asset Sale (other than any sale of receivables permitted by subsection 6.6(f)) the aggregate fair market value of the property and assets that are the subject of which are in excess of $25,000,000, provided that, (i) if such Asset Sale includes one or more Licenses and, after giving effect thereto, the then aggregate number of Owned Pops would be less than 120,000,000, such Asset Sale shall have been approved by the Requisite Aggregate Lenders,
         (ii) to the extent the Net Cash Proceeds of such Asset Sale are in excess of $100,000,000, such excess Net Cash Proceeds shall be deposited in the Asset Sale Proceeds Sub-Account, from which the Borrower may withdraw and apply such funds, together with all earnings thereon, to the purchase, within 270 days from the date of the applicable Asset Sale, of other property or assets to be utilized in connection with the Borrower's national wireless telecommunications network, (iii) the Borrower may apply such Net Cash Proceeds (whether or not required to be deposited in the Asset Sale Proceeds Sub-Account as described above) to purchase other property or assets to be utilized in connection with the Borrower's national wireless telecommunications network if the Borrower shall (A) notify the Agent reasonably promptly following the completion of such Asset Sale that it intends to do so and (B) deliver to the Agent evidence that the Borrower has, within 270 days from the date of such Asset Sale, in fact done so and (iv) if and to the extent that the aggregate amount of the Net Cash Proceeds of all such Asset Sales described in this paragraph that are not used as specified in clause (iii) of this proviso, such amount shall be applied to effect a Pro Rata Prepayment/Commitment Reduction;

                  (e) so long as after giving effect thereto the Borrower is in Pro Forma Compliance, any Asset Swap, provided that, if and to the extent that the Borrower and its Restricted Subsidiaries receive consideration for the System or Systems transferred by them in connection with such Asset Swap that is in addition to the System or Systems received in exchange therefor, such Asset Swap shall be deemed to be an Asset Sale and shall be permitted only if the provisions of subsection 6.6(c) or 6.6(d) (whichever shall be applicable) shall be complied with in connection therewith;

                  (f) sales of trade receivables, provided the consideration received for each such sale shall consist solely of cash and provided, further, that the Net Cash Proceeds thereof shall be used (i) to effect a Pro Rata Prepayment/Commitment Reduction, (ii) to prepay Indebtedness then outstanding under a Bank Credit Facility or (iii) for the general purposes of the Borrower and its Restricted Subsidiaries;

                  (g)  as permitted by subsection 6.7;

                  (h) the sale of any shares of the Capital Stock of any Unre-stricted Subsidiary; and

                  (i) the sale of any asset in connection with any sale and leaseback transaction, provided (i) that such sale occurs within 270 days after the purchase by the Borrower or such Restricted Subsidiary of such asset and (ii) in the case of any such sale and leaseback transaction pursuant to an operating lease, the asset subject to such sale and leaseback transaction was not acquired with the Net Cash Proceeds of any Asset Sale that the Borrower would have been required to apply to effect a Pro Rata Prepayment/Commitment Reduction if such Net Cash Proceeds had not been applied to purchase such asset;

provided, that in each case described in paragraphs (c) and (d), and, to the extent an Asset Sale is involved, (e) of this subsection, the consideration received by the Borrower or its Restricted Subsidiaries for such Asset Sale shall be cash, Cash Equivalents, promissory notes, other deferred payment obligations and property or assets to be utilized in connection with the Borrower's national wireless telecommunications network, provided, further, that at least 80% of such consideration shall consist of cash, Cash Equivalents and/or property or assets to be utilized in connection with the Borrower's national wireless telecommunications network, and provided, still further, that the aggregate outstanding principal amount of such promissory notes and other deferred payment obligations held by the Borrower and its Restricted Subsidiaries shall not exceed $250,000,000 at any time.

                  6.7 Limitation on Restricted Payments. Pay any distributions (other than distributions payable solely in Capital Stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any Restricted Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such payments, prepayments, distributions, setting apart, purchases, redemptions, defeasances, retirements and acquisitions and distributions being herein called "Restricted Payments"), except that (x) the Borrower may make any Restricted Payment constituting a distribution of any ownership interest it may hold in APC, (y) any Restricted Subsidiary may make cash distributions to the Borrower and (z) if, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may make Restricted Payments:

                  (a) to the extent of the amount of Federal, state and local income taxes assumed to be payable by the Borrower in any fiscal year in respect of the income of the Borrower and its Subsidiaries for such fiscal year if the Borrower were a corporation subject to taxation as such for such year (calculated at the maximum applicable Federal corporate income tax rate plus an assumed state and local tax rate of 5%), provided that (i) nothing in this paragraph shall be deemed to permit any such Restricted Payment for the purpose of paying any tax liabilities of the Parents resulting from the conversion of the Borrower from partnership to corporate form and (ii) no Restricted Payment shall be permitted under this paragraph (a) unless, after giving effect thereto, the Special Payment Condition shall be satisfied and provided, further, that no such Restricted Payment may be made pursuant to this paragraph with respect to taxes in respect of the income of any Unrestricted Subsidiaries except to the extent that the Borrower and/or its Restricted Subsidiaries shall have received cash distributions from Unrestricted Subsidiaries with respect to such taxes;

                  (b) to the extent necessary to provide the issuer of any Specified Affiliate Debt with amounts sufficient to pay principal, interest and other amounts then payable in respect of such Specified Affiliate Debt, if after giving effect to such distribution, the Borrower is in Pro Forma Compliance; and

                  (c) to the extent that (i) after giving effect thereto, the Special Payment Condition shall be satisfied and (ii) the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such Restricted Payment.

                  6.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (such advances, loans, extensions of credit, capital contributions, purchases and investments being herein called "Investments"), any Person, except:

                  (a) extensions of trade credit in the ordinary course of bus-iness;

                  (b)  Investments in Cash Equivalents;

                  (c) Investments by the Borrower or any Restricted Subsidiary (other than a Special Purpose Subsidiary) in Persons engaged in the telecommunications business or businesses related thereto, provided that (i) such Person, if it shall be a Subsidiary, shall become a Restricted Subsidiary unless (A) such Person or assets shall be acquired with (I) proceeds of capital contributed to the Borrower expressly for such purpose and/or (II) funds of the Borrower in such amount that, after giving effect thereto, the Special Payment Condition shall be satisfied, provided that the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such Investment and (B) the Borrower designates such Person, by notice to the Administrative Agent, as an Unrestricted Subsidiary and (ii) after giving effect to such Investment, the Borrower is in Pro Forma Compliance; and provided, further, that the aggregate amount of cash expended, plus the aggregate book value of any assets transferred, by the Borrower and its Restricted Subsidiaries in connection with Investments permitted under this paragraph in Persons that are not Restricted Subsidiaries shall not exceed $100,000,000;

                  (d) Investments by the Borrower or any Restricted Subsidiary (other than a Special Purpose Subsidiary) in Persons not engaged in the telecommunications business or businesses related thereto if, after giving effect thereto, the aggregate amount of such Investments then held by the Borrower and its Restricted Subsidiaries does not exceed 5% of then Total Capitalization; provided that (i) such Person, or the Person which shall become the owner of any assets acquired in connection with such Investment, shall become a Restricted Subsidiary unless (A) such Person or assets shall be acquired with (I) proceeds of capital contributed to the Borrower expressly for such purpose and/or
         (II) funds of the Borrower in such amount that after giving effect thereto, the Special Payment Condition shall be satisfied, provided that the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such Investment and (B) the Borrower designates such Person, by notice to the Agent, an Unrestricted Subsidiary and (ii) after giving effect to such Investment, the Borrower is in Pro Forma Compliance;

                  (e) Investments by the Borrower or any Restricted Subsidiary (other than a Special Purpose Subsidiary) arising from the acquisition of any System or Systems in connection with any Asset Swap, provided that, (i) to the extent that the Borrower and its Restricted Subsidiaries give consideration for the System or Systems acquired by them in connection with such Asset Swap that is in addition to the System or Systems transferred by them in exchange therefor, such Asset Swap shall be deemed to constitute an Investment and shall be permitted only if the provisions of subsection 6.6(e) and 6.8(c) shall be complied with in connection therewith and (ii) after giving effect to such Investment, the Borrower is in Pro Forma Compliance;

                  (f) loans and advances to employees of the Borrower and its Restricted Subsidiaries in an aggregate principal amount outstanding not to exceed $10,000,000 at any one time outstanding;

                  (g) Investments by the Borrower in its Restricted Subsidiaries and Investments by any Restricted Subsidiary (other than any Special Purpose Subsidiary) in the Borrower or by any Restricted Subsidiary (other than the Special Purpose Subsidiaries) in any other Restricted Subsidiary; and

                  (h) promissory  notes and other deferred  payment  obligations
         that  constitute   proceeds  of  Asset  Sales  that  are  permitted  by
         subsection 6.6.

                  6.9 Limitation on Transactions with Affiliates. Enter into any transaction or agreement, or participate in any arrangement, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction, agreement or arrangement is (a) not prohibited by this Agreement, (b) in the ordinary course of the Borrower's or such Restricted Subsidiary's business, and (c) upon terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained on an arm's length basis from a Person which is not an Affiliate.

                  6.10 Limitation on Lines of Business; Liabilities of Subsidiaries. (a) Enter into any business, either directly or through any Restricted Subsidiary, except for the telecommunications business and businesses which are related thereto and in any business which the Borrower or any Restricted Subsidiary enters into as a result of an Investment permitted pursuant to subsection 6.8(d).

                  (b) Permit WirelessCo to incur any material liabilities (other than the Guarantee executed by it) or to engage in any business or activities other than the holding of Licenses.

                  (c) Permit EquipmentCo to incur any material liabilities (other than the Guarantee executed by it and liabilities under the Vendor Procurement Contracts) or to engage in any business or activities other than the owning of Personal Property Assets and the leasing thereof to the Borrower.

                  (d) Permit RealtyCo to incur any material liabilities (other than the Guarantee executed by it and other liabilities incurred in the ordinary course of business which are incident to being the owner or lessee of real property) or to engage in any business or activities other than the owning or leasing, as lessee, of Real Estate Assets and the leasing, as lessor, or, as the case may be, subleasing, as sublessor, thereof to the Borrower.

                  6.11   Limitation  on  Designation  of  Secured   Obligations.
Designate any Indebtedness as Secured Obligations under the Trust Agreement other than (a) the Loans, (b) any Bank Credit Facility, (c) the Other Vendor Credit Facility, (d) Interest Rate Agreement Obligations, (e) Indebtedness permitted to be incurred pursuant to subsections 6.2(e) and (f), provided that the aggregate amount of Indebtedness permitted pursuant to subsection 6.2(f) that can be designated as Secured Obligations under the Trust Agreement pursuant to this subsection 6.11 shall not exceed $500,000,000 and (f) Indebtedness of the Borrower and its Restricted Subsidiaries which refinances, replaces or refunds Indebtedness described in the foregoing clauses (a) through (e), provided that the Indebtedness that shall result from such refinancing, replacement or refunding does not increase the outstanding principal amount of the Indebtedness which was the subject of such refinancing, replacement or refunding. Notwithstanding the foregoing, in no event may the Borrower designate as Secured Obligations under the Trust Agreement any Indebtedness which is owed to any of the Parents or any other Affiliate of the Borrower or any Indebtedness which is guaranteed by any of the Parents or any other Affiliate of the Borrower or which benefits from any other credit enhancement provided directly or indirectly by any of the Parents or any Affiliate of the Borrower unless, solely in the case of any such Indebtedness guaranteed or benefitted, (a) such Indebtedness refinances, replaces or refunds, or constitutes, Indebtedness permitted under subsection 6.2(d) or (e), and (b) the Lenders shall have been given the option to have the Loans and the other obligations and liabilities owing to them hereunder and under the other Loan Documents receive the benefits of such a guarantee or other credit enhancement on substantially identical terms and conditions.

                  6.12 Limitation on Interest Rate Agreements. Enter into any Interest Rate Agreement other than to protect against fluctuations in in-terest rates and not for speculative purposes.


                          SECTION 7. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) the Borrower shall fail to pay any principal of any Loan when such principal becomes due in accordance with the terms hereof, whether at the stated maturity thereof or as a result of the mandatory prepayment provisions of subsection 2.5; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                  (b) any representation or warranty made or deemed made by the Borrower or any other Loan Party in this Agreement or in any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made and, if capable of remedy the facts or circumstances resulting in such breach shall not be altered within a period of 30 days such that such representation or warranty is no longer incorrect in any material respect; or

                  (c) the Borrower or any other Loan Party shall default in the observance or performance of any covenant or agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) and (b) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the first date on which a Responsible Officer learns of such default and (ii) receipt by the Borrower of notice thereof from the Agent or any Lender; or

                  (d) the Borrower or any Restricted Subsidiary shall (i) default in any payment of principal of or interest under the Existing Bank Credit Facility or on any other Indebtedness (other than the Loans) or Guarantee Obligation in respect of Indebtedness or any Interest Rate Agreement Obligation beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness, Guarantee Obligation or Interest Rate Agreement Obligation was created; or (ii) default in the observance or performance of any other agreement or condition under the Existing Bank Credit Facility or relating to any such Indebtedness, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Indebtedness, Guarantee Obligation or Interest Rate Agreement Obligation (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness, Guarantee Obligation or Interest Rate Agreement Obligation to become due prior to its stated maturity; provided, however, that no Event of Default shall occur under this paragraph (d) with respect to events other than events under the Existing Bank Credit Facility unless the aggregate principal amount of Indebtedness or Guarantee Obligations, or the aggregate amount of Interest Rate Agreement Obligations, in respect of which any such default or defaults shall occur is then outstanding in an aggregate principal amount in excess of the lesser of (A) $50,000,000 and (B) 10% of the sum of the aggregate then outstanding principal amount of all Indebtedness and Guarantee Obligations and aggregate then outstanding Interest Rate Agreement Obligations of the Borrower and its Restricted Subsidiaries; or

                  (e) (i) the Borrower, any Restricted Subsidiary or (so long as the Borrower remains a partnership) Holding shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, any Restricted Subsidiary or (so long as the Borrower remains a partnership) Holding shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower, any Restricted Subsidiary or (so long as the Borrower remains a partnership) Holding any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower, any Restricted Subsidiary or (so long as the Borrower remains a partnership) Holding any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower, any Restricted Subsidiary or (so long as the Borrower remains a partnership) Holding shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Borrower, any Restricted Subsidiary or (so long as the Borrower remains a partnership) Holding shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (f) (i) any Parent shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Parent shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Parent any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Parent any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Parent shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) any Parent shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; provided, however, that no Event of Default shall occur under this paragraph (f) if (x) all amounts to be contributed to the capital of the Borrower pursuant to the Capital Contribution Agreement have been so contributed and have not been avoided or recaptured under any bankruptcy, insolvency, reorganization or similar law or (y) within 30 days after an Event of Default would otherwise occur pursuant to this paragraph (f) as a result of one of the events enumerated above with respect to any Parent, one or more of the other Parents shall have assumed all the obligations of such affected Parent under the Capital Contribution Agreement in writing in form and substance reasonably satisfactory to the Agent; or

                  (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the
         Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Requisite Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA or (v) the Borrower or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses
         (i) through (v) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (h) one or more judgments or decrees shall be entered against the Borrower or any Restricted Subsidiary involving in the aggregate a liability (not paid or fully covered by third party insurance) of an amount in excess of the lesser of (A) $50,000,000 and (B) 10% of the aggregate then outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis, and each such judgment or decree shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (i) (i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to such Security Document shall so assert in writing or (ii) except in accordance with the terms thereof or of any other Loan Document, the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                  (j) any Guarantee shall cease, for any reason, to be in full force and effect or the Guarantor party thereto shall so assert in writing; or

                  (k) the Capital Contribution Agreement shall cease, for any reason, to be in full force and effect prior to the date on which all amounts required to be contributed thereunder have been contributed to the Borrower, or any Parent shall so assert in writing; or

                  (l) the termination of the Borrower's right to use the "Sprint" trademark pursuant to the Trademark License Agreement, or any impairment in the ability of the Borrower to use the "Sprint" trademark that could reasonably be expected to have a Material Adverse Effect; or

                  (m) any termination, revocation or non-renewal by the FCC of one or more Licenses of the Borrower or its Restricted Subsidiaries if, after giving effect thereto, the aggregate number of Owned Pops is less than 120,000,000; or

                  (n) the commencement by the Trustee of foreclosure proceed-ings with respect to any of the Collateral while a Notice of Enforce-ment is in effect; or

                  (o) the failure of the full amount of any required capital contribution to be made under the Capital Contribution Agreement for a period of more than 30 days after the date when due; or

                  (p)  any Change in Control;

then, and in any such event, (i) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (e) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents, if any, shall immediately become due and payable, and (ii) if such event is any other Event of Default, either or both of the following actions may be taken: (A) with the consent of the Requisite Accelerating Creditors, the Agent may, or upon the request of the Requisite Accelerating Creditors, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (B) with the consent of the Requisite
Accelerating Creditors, the Agent may, or upon the request of the Requisite Accelerating Creditors, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents, if any, to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                              SECTION 8. THE AGENT

                  8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Loan Documents and irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities to any Lender, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities to any Lender shall be read into this Agreement or otherwise exist against the Agent. The Borrower agrees to pay the Agent such compensation for services rendered hereunder as may be separately agreed between the Borrower and the Agent.

                  8.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to any Lender for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  8.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable to any Lender for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement, any other Loan Document or any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document for any failure of the Borrower to perform its obligations or satisfy any condition hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                  8.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Loan as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  8.5 Notice of Default and Other Notices. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. Without limiting the generality of the foregoing or subsection 7.1, the Agent shall not be required to take any action with respect to any Default or Event of Default except as expressly provided in Section 7; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. The Agent shall, promptly following its receipt thereof, notify the Lenders as to the substance of any notice received by the Agent pursuant to subsections 2.2, 2.4, 2.5, 2.6 or 5.7.

                  8.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  8.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Agreement, any other Loan Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the
Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

                  8.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not the Agent hereunder. With respect to the Loans made by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

                  8.9 Successor Agent. The Agent may resign as Agent upon 10 days' notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Requisite Lenders shall appoint a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Borrower which approval shall not be unreasonably withheld) shall succeed to the rights, powers and duties of the Agent. If no successor agent shall have been appointed by the Requisite Lenders and no such new agent shall have been appointed within 30 days after the retiring agent gives notice of resignation, then the retiring agent may on behalf of the Lenders appoint a successor agent (provided that it shall have been approved by the Borrower, which approval shall not be unreasonably withheld). Effective upon such appointment and approval, the term "Agent" shall mean such successor agent, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                            SECTION 9. MISCELLANEOUS

                  9.1 Amendments and Waivers. (a) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Requisite Lenders may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Lenders or of the Borrower hereunder or (b) waive, on such terms and conditions as the Requisite Lenders may specify in such instrument, any of the requirements of this Agreement or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Lender's Loans or of any installment thereof, or reduce the stated rate of any interest or fees payable to such Lender hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiry date of, any Lender's Commitment, in each case without the consent of such Lender, (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definitions of Requisite Accelerating Creditors, Requisite Aggregate Lenders or Requisite Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 8 without the written consent of the then Agent and provided, further, that, notwithstanding the foregoing, the provisions of Sections 3, 5, 6 and 7 may be amended, supplemented or modified with, and only with, the consent of the Borrower and the Requisite Aggregate Lenders (whether or not the Vendor or any other Lender shall have consented thereto) and compliance with any of the requirements of said Sections (or any Default or Event of Default (as such terms are defined in said Sections) resulting from a failure by the Borrower to comply with such requirements) may be waived with, and only with, the consent of the Requisite Aggregate Lenders (whether or not the Vendor or any other Lender shall have consented thereto). Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Loans.
In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former positions and rights hereunder, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  (b) The  Trust  Agreement,  any  Guarantee  and  any  Security
Document may only be amended, supplemented or otherwise modified, and any provision thereof may only be waived, in accordance with subsection 9.3 of the Trust Agreement, provided, however, that in no event shall any Collateral (other than any Collateral which is the subject of any Asset Sale permitted by subsection 6.6) or Guarantee be released without the consent of the Lenders whose Percentages aggregate at least 75% as provided in subsection 9.19, and no action described in clause (i) of the proviso in subsection 9.3(a) of the Trust Agreement may be taken without the consent of Lenders whose Percentages aggregate at least 75%.

                  9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand or by courier, when delivered, (b) in the case of delivery by mail, five days after being deposited in the mails, first class postage prepaid, or (c) in the case of delivery by facsimile transmission, when received in legible form, addressed as follows in the case of the Borrower, the Vendor and the Agent, and in the case of the other parties hereto, to such other address as may be hereafter notified by the respective parties hereto:

         The Borrower:              Sprint Spectrum L.P.
                                    4717 Grand Avenue, 5th Floor
                                    Kansas City, Missouri  64112
                                    Attention:  Treasurer
                                    Fax:  (816) 559-1490

                                    with a copy to:

                                    Sprint Spectrum L.P.
                                    4900 Main Street, 12th Floor
                                    Kansas City, Missouri  64112
                                    Attention:  General Counsel
                                    Fax:   (816) 559-2591

         The Vendor:                Northern Telecom Inc.
                                    2221 Lakeside Boulevard
                                    Richardson, Texas  75082
                                    Attention:  Vice President, Finance
                                                  Wireless Networks
                                                Vice President, Customer
                                                  Finance,
                                                  North America
                                    Fax:    (972) 684-3929
                                            (972) 684-3679

         The Agent:                 Northern Telecom Inc.
                                    2221 Lakeside Boulevard
                                    Richardson, Texas  75082
                                    Attention:  Vice President, Finance
                                                  Wireless Networks
                                                 Vice President, Customer
                                                  Finance, North America
                                    Fax:    (972) 684-3929
                                            (972) 684-3679

provided that any notice, request or demand to or upon the Agent or the Lenders pursuant to subsection 2.2, 2.4, 2.6 or 2.12(b) shall not be effective until received.

                  9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  9.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall be considered to have been relied upon by the Lenders, notwithstanding any investigation made by the Lenders and the Agent, and shall not be prejudiced by but shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  9.5 Payment of Expenses and Taxes; Indemnity. The Vendor and each other Lender will bear all its respective costs in connection with this Agreement, except that (a) the Borrower agrees to pay or reimburse the Agent for all its reasonable costs and expenses incurred by the Agent in connection with the enforcement of any rights under this Agreement and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of one, and only one, counsel to the Agent and the Lenders and (b) the Borrower shall pay or reimburse the Agent, to the extent agreed by the Borrower and the Agent, for costs and expenses of the Agent incurred in connection with any amendments, supplements, modifications or waivers of this Agreement. The Borrower also agrees (i) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (ii) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of their properties (all the foregoing in this clause (ii), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or such Lender. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

                  9.6 Successors and Assigns;  Participations  and  Assignments.
(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Any Lender may, in accordance with applicable law, including compliance with applicable federal and state securities and "blue sky" laws and regulations, at any time sell to one or more Eligible Assignees ("Participants") participating interests in any Loan owing to such Lender, the Commitment of such Lender or any other interest of such Lender hereunder. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the first proviso to subsection
9.1. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 9.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.11, 2.12,
2.13 and 2.14 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided that, in the case of subsection 2.13, such Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender may, in accordance with applicable law, including compliance with applicable federal and state securities and "blue sky" laws and regulations, at any time and from time to time assign to any other Lender or to an Eligible Assignee (an "Assignee") all or any part of its Loans and Commitment pursuant to an Assignment and Acceptance, substantially in the form of Exhibit C, executed by such Assignee and such assigning Lender and delivered to the Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an Eligible Assignee, the sum of the aggregate principal amount of the Loans and the aggregate amount of Unused Commitment being assigned is not less than $10,000,000 (or such lesser amount as constitutes the assigning Lender's entire aggregate principal amount of Loans and Unused Commitment) and, if such assignment is of less than all of the Loans and Commitment of the assigning Lender, the sum of the aggregate principal amount of the assigning Lender's remaining Loans and the aggregate amount of Unused Commitment is not less than $10,000,000 (or such lesser amount as may be agreed to by the Borrower and the Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto but shall be entitled to the benefits of subsections 2.11, 2.12, 2.13 and 2.14 in respect of the period prior to such assignment as well as to any fees accrued for its account and not yet paid). Notwithstanding any provision to the contrary in this paragraph, no assignment shall be effected pursuant to this paragraph unless the Borrower shall have received written notice thereof (i) in the case of any assignment to more than one Person of outstanding Loans and/or Commitments in an aggregate principal amount in excess of $100,000,000, at least 60 days prior to the date of such assignment, and (ii) in the case of any other assignment, prior to the date of such assignment.

                  (d) The Agent, on behalf of the Borrower, shall maintain at the address of the Agent referred to in subsection 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders, the registered owners of the Obligations evidenced by the Notes and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be prima facie evidence of the accuracy thereof, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or Note hereunder as the owner thereof for all purposes of this Agreement, notwithstanding any notice to the contrary. Any assignment of any Loan or Note hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. Any assignment or transfer of all or part of any Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of such Note, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the holder thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated
Assignee(s) and the old Note shall be returned to the Borrower marked "cancelled". The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender, by the Agent), together with payment by the assignor or assignee Lender, as agreed between them, to the Agent of a registration and processing fee of $3,500, the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

                  (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee and its advisers and agents, any and all information in such Lender's possession concerning the Borrower and its Subsidiaries which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or the other Loan Document or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries prior to becoming a party to this Agreement; provided that (i) no such disclosure may be made unless such Transferee or prospective Transferee and its advisers and agents shall have executed and delivered to the Borrower a Confidentiality Agreement and (ii) disclosures of information to any Transferee or prospective Transferee that is an Investment Vehicle shall be limited as provided in the definition of "Eligible Assignee" in subsection 1.1.

                  (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan to any Federal Reserve Bank in accordance with applicable law.

                  9.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, (whether voluntarily or involuntarily, by set-off, or otherwise) in a greater proportion than any such payment to any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans, as shall be necessary to cause such Benefitted Lender to share the excess payment ratably with each of the other Lenders, provided, however, that if all or any portion of such excess payment is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price returned, to the extent of such recovery, but without interest and, provided, further, that, notwithstanding the foregoing, if such Benefitted Lender shall receive such payment at a time when a Notice of Enforcement shall have been delivered to the Trustee and be in effect, such Benefitted Lender shall turn over to the Trustee an amount equal to such payment for deposit in the Collateral Account (as defined in the Trust Agreement) to be applied in the manner provided for in the Trust Agreement.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right at any time and from time to time, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

                  9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OB-LIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND IN-TERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  9.12 Submission To Jurisdiction. Each of the Borrower, the Agent, the Vendor and, to the extent not prohibited by applicable law, the other Lenders hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth or referred to in subsection
         9.2 or at such other address of which the other parties shall have been notified pursuant thereto; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  9.13 Confidentiality. Each of the Agent and the Lenders agrees to keep confidential any written or oral information (a) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Agent or any other Lender, (ii) to any prospective Transferee which is an Eligible Lender and which executes and delivers to the Borrower a confidentiality agreement in substantially the form of Exhibit D, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors who have been made aware of the confidential nature of such information and have agreed to maintain the confidentiality thereof, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender and the authority to make such request or demand, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, provided that prior written notice of such disclosure is given to the Borrower or (vi) which has been publicly disclosed other than in breach of this Agreement.

                  9.14 Non-Recourse. No claim may be made under this Agreement or any other Loan Document against any of the direct or indirect partners of the Borrower for the payment of principal of, or interest on, the Loans, or any expenses or other amounts payable hereunder or under any other Loan Document, provided, however, that this subsection shall not (a) affect the validity or enforceability of the obligations of any Partner under the Capital Contribution Agreement or (b) operate as a waiver of any rights or claims against any Partner arising out of or resulting from such Partner's misrepresentations or fraud in or in respect of the Capital Contribution Agreement.

                  9.15 Securities Act Matters. (a) Each of the Agent and the Lenders hereby acknowledges and agrees that: the Loans have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state; the Loans are being made in reliance on exemptions from the registration requirements of the Securities Act and applicable state securities laws; the Loans have not been approved or disapproved by the Securities and Exchange Commission (the "Commission"), any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of the credit facility established hereby or the accuracy or adequacy of the Summary Business Plan Overview of the Borrower, dated March 1996, and that any representation to the contrary is unlawful; the Loans are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom; any promissory notes evidencing the Loans will bear a legend referring to the foregoing restrictions; and because of such restrictions, no secondary trading market for the Loans is expected to develop, and Lenders must bear the risk of their investment for an indefinite amount of time.

                  (b) Each Lender represents that (i) it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, (ii) it is making the Loans hereunder for its own account for investment and not with a view to a public distribution thereof (within the meaning of the Securities Act and rules and regulations promulgated thereunder) in contravention of the Securities Act and (iii) it has been afforded an opportunity to request from the Borrower and to review, and has received, all information considered by it to be necessary to become a Lender hereunder.

                  9.16 Other Agreements. The Vendor, the Borrower and each other Person that shall subsequently become party to this Agreement agree to the provisions contained in Schedule I.

                  9.17 WAIVERS OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT, THE VENDOR AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  9.18 Interest Rate Limitation. Notwithstanding anything herein or in any Note to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable on any Loans owing to such Lender, together with all Charges payable to such Lender, shall be limited to the Maximum Rate.

                  9.19 Release of Guarantees and Collateral. If the Borrower shall wish to effect the release of any Collateral or any Guarantee, it shall give notice thereof to the Agent. Upon receipt of such notice, the Agent shall request the Lenders to give notice to the Agent in writing of their approval or disapproval of the requested release. If Lenders whose Percentages aggregate at least 75% approve such request, the Agent shall give written notice of such approval to the Borrower, and such release may thereafter be effected without violation of this Agreement. For avoidance of doubt, no approval of Lenders shall be necessary to effect the release of any Collateral which is the subject of any Asset Sale permitted by subsection 6.6.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        SPRINT SPECTRUM L.P.

                                        By:  Sprint Spectrum
                                              Holding Company, L.P.,
                                              its general partner


                                        By:  /s/  Robert E. Sleet, Jr.
                                             Title:  Treasurer



                                        NORTHERN TELECOM INC., as a Lender
                                         and as Agent


                                        By:  /s/  Matthew J. Desch
                                        Title:  President, Wireless Networks

                            MISCELLANEOUS PROVISIONS

1.  Certain Definitions.

                  "Applicable Margin": (a) with respect to the first $800,000,000 of Loans made hereunder, as such Loans may be continued or converted from time to time for (i) ABR Loans, 2.00%, and (ii) Eurodollar Loans, 3.00%, and (b) with respect to all Loans made in excess of $800,000,000 made hereunder, as such Loans may be continued or converted from time to time for (i) ABR Loans, 1.50%, and (ii) Eurodollar Loans, 2.50%.

                  "Hard Costs": all "Products", "Services" (including project management services but excluding construction management services), "Installation" and "Engineering" (as each such term is defined in the Vendor Procurement Contract) provided, and invoiced, by the Vendor to the Borrower pursuant to the Vendor Procurement Contract.

                  "Phase I Commitment Period": the period (a) beginning on the date on or subsequent to the Closing Date (which shall be no later than March 31, 1997) on which the Borrower shall have delivered to the Agent a certificate executed by a Responsible Officer stating that (i) the Borrower has obtained Bona Fide Commitments and/or funding (other than funding which is used to acquire or invest in Unrestricted Subsidiaries) from financing sources (including $800,000,000 of the Vendor Commitment) in the aggregate amount of at least $4,075,000,000,
         (ii) at least $1,000,000,000 of such Bona Fide Commitments and/or funding has been obtained pursuant to the Other Vendor Credit Facility,
         (iii) at least $1,075,000,000 of such Bona Fide Commitments and/or funding has been obtained pursuant to Bank Credit Facilities and/or the proceeds of the sale by the Borrower of its public debt and (iv) at least $1,000,000,000 of such Bona Fide Commitments has been obtained from the Partners under the Capital Contribution Agreement or in the form of cash equity contributions to the Borrower (such certificate to be accompanied by certified copies of any commitment letters or other documents evidencing the Bona Fide Commitments described in such certificate) and (b) ending on the earlier of the date on which the Available Commitment for the Phase I Commitment Period is reduced to zero or the Termination Date.

                  "Phase II Commitment Period": the period (a) beginning on the date on which the Borrower shall have delivered to the Vendor a certificate executed by a Responsible Officer stating that (i) the Borrower has obtained Bona Fide Commitments and/or funding (in excess of the minimum commitments and/or funding described in the definition of Phase I Commitment Period) from financing sources (including $500,000,000 of the Vendor Commitment) in the aggregate amount of $2,300,000,000, (ii) at least $400,000,000 of such Bona Fide
         Commitments and/or funding has been obtained in the form of cash equity contributions and/or subordinated unsecured loans to the Borrower by the Partners and/or Bona Fide Commitments by the Partners and/or third parties to make such contributions and/or loans, (iii) at least $800,000,000 of such Bona Fide Commitments and/or funding has been obtained pursuant to the Other Vendor Credit Facility, (iv) at least $750,000,000 of such commitments and/or funding has been obtained from entities a primary business of which is to extend credit or to invest in commercial bank loans and/or the proceeds of the sale by the Borrower (or Holding if such proceeds are made available as cash equity contributions to the Borrower) of its public debt, (v) the Borrower has drawn $800,000,000 hereunder and drawn or utilized substantially all of the Bona Fide Commitments described in the definition of Phase I Commitment Period (including, in particular, the Other Vendor Credit Facility but excluding any portion of the Bank Credit Facilities or any other such Bona Fide Commitments which has not been utilized as a result of a determination by the Borrower that the actual utilization of other sources of funding available to the Borrower was in the Borrower's best interest) and (vi) there are then at least [__________] Covered POPS and (b) ending on the Termination Date.

                  "Soft Costs": all goods and services provided by and invoiced by the Vendor under the Vendor Procurement Contract (including, without limitation, construction management services) other than Hard Costs; for greater certainty, Soft Costs do not include any fees payable to the Vendor or any Lender hereunder.

                  "Vendor Commitment": the obligation of the Vendor to make (or cause Lenders to make) Loans to the Borrower under subsection 2.1 in an aggregate principal amount not to exceed (a) during the Phase I Commitment Period, $800,000,000 and (b) during the Phase II Commitment Period, $500,000,000, as such amounts may be modified from time to time in accordance with the provisions of this Agreement.

2.       Use of Proceeds.

         The proceeds of the Loans shall be used to finance the purchase price of goods and services provided by the Vendor under the Vendor Procurement Contract associated with the build-out of the Borrower's national wireless telecommunications system; provided that the aggregate amount of Loans which shall have been made to finance Soft Costs shall not exceed (a) at any time prior to the commencement of the Phase II Commitment Period, the sum of $[___________] plus [___]% of the value of non-cancelable orders placed by the Borrower under the Vendor Procurement Contract which are associated with a system which has then achieved [__________] under the Vendor Procurement Contract; provided that the aggregate amount of Loans made to finance Soft Costs pursuant to this clause (a) may not exceed $[_____________], and (b) from and after the commencement of the Phase II Commitment Period, (i) [____]% of the value of all non-cancelable orders placed by the Borrower under the Vendor Procurement Contract which (A) have deliveries required within six months from the date each such order was placed, (B) have been placed at any time after the commencement of the Phase II Commitment Period and (C) do not exceed $[__________] in the aggregate and (ii) after orders meeting the requirements of clause (i) above have been placed, [____]% of the value of all cumulative non-cancelable orders placed by the Borrower under the Vendor
         Procurement Contract subsequent to the execution thereof which have deliveries required within 120 days from the date the order was placed; and provided, further, that in no event shall the aggregate amount of Loans made to finance Soft Costs exceed $[__________].

3.       Fees; Additional Amounts.

                  (a) The Borrower agrees to pay to the Agent, for the account of the Lenders pro rata according to their Funding Percentages, a commitment fee for the period from and including the Closing Date to and excluding the Termination Date, computed at the rate of [________________], payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date on which the Commitments shall terminate as provided in this Agreement, commencing on the first of such dates to occur after the Closing Date.

                  (b) The Borrower agrees to pay to the Vendor an origination fee equal to $[__________], payable on the date the initial Loans are made under this Agreement.

                  (c) The Borrower agrees to pay to the Vendor an origination fee equal to $[__________], payable on the date that the aggregate principal amount of all Loans (other than Loans made pursuant to subsection 2.7(d)) exceed $800,000,000.

                  (d) In addition to, and without duplication of, amounts which may become payable from time to time pursuant to paragraphs (a) and (b) of subsection 2.12, the Borrower agrees to pay to each Lender which requests compensation under this paragraph (d) by notice to the Borrower, on the last day of each Interest Period with respect to any Eurodollar Loan made by such Lender, at any time when such Lender shall be required to maintain reserves against "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System (or, at any time when such Lender may be required by the Board of Governors of the Federal Reserve System or by any other Governmental Authority, whether within the United States or in another relevant jurisdiction, to maintain reserves against any other category of liabilities which includes deposits by reference to which the Eurodollar Rate is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender which includes any such Eurodollar Loans), an additional amount (determined by such Lender's calculation or, if any accurate calculation is impracticable, reasonable estimate using such reasonable means of allocation as such Lender shall determine) equal to the actual costs, if any, incurred by such Lender during such Interest Period as a result of the applicability of the foregoing reserves to such Eurodollar Loans.

4.       Assignments.

                  (a) Notwithstanding any provision to the contrary in subsection 9.6, prior to March 31, 1997, (i) no Lender may engage in any selling efforts with respect to, or consummate, any assignment of any undrawn Commitment of such Lender hereunder and (ii) no lender under the Other Vendor Credit Facility may engage in selling efforts with respect to, or consummate, any assignment of any undrawn commitment of such lender under the Other Vendor Credit Facility.

                  (b) The restrictions contained in paragraph (a) above and the restrictions contained in the proviso to the first sentence of subsection 9.6(c) and the last sentence of subsection 9.6(c) shall not apply to any sale or assignment by the Vendor to QUALCOMM Incorporated; and the restrictions contained in paragraph (a) above and the restrictions contained in the proviso to the first sentence of subsection 9.6(c) and the last sentence of subsection 9.6(c) shall not apply to any sale or assignment by the Vendor to (i) a Person, subject to the consent of the Borrower (which consent shall not be unreasonably withheld), which is neither a bank, insurance company or mutual fund nor an entity, Affiliate or Investment Vehicle which is in the telecommunications business and/or a related business or (ii) any Affiliate of the Vendor the obligations of which shall have been guaranteed by the Vendor. It is further agreed that (i) only one
         Assignment and Acceptance shall be required to be executed and delivered by the Vendor and QUALCOMM Incorporated with respect to the assignment of Loans from time to time by the Vendor to QUALCOMM Incorporated, (ii) that such Assignment and Acceptance shall include a schedule to reflect the principal amount of Loans assigned from time to time and (iii) that the Vendor shall promptly notify the Agent of the principal amount of each assignment of Loans by the Vendor to QUALCOMM Incorporated, and upon the Agent's receipt of such notice, the Agent shall record the information contained therein in the Register and on the schedule to such Assignment and Acceptance and give notice of such recordation to the Lenders and the Borrower.

5.       Syndication of Loans and Commitment by Vendor.

         The Borrower and its Restricted Subsidiaries will cooperate with the Vendor and its lead agents in each syndication of the Loans and Commitments undertaken by the Vendor and such lead agents; provided that the Vendor and its lead agents shall give the Borrower prior written notice of their intent to commence each such syndication and, provided, further, that the Borrower and its Restricted Subsidiaries shall not be required to take the actions described in this paragraph in connection with more than two such syndication commencement notices in any twelve-month period and no more than three such syndication commencement notices during the term of the Credit Facility. Such cooperation will include (i) making senior officers of the Borrower and its Restricted Subsidiaries available for a meeting with prospective Assignees and the Vendor and its lead agents (provided that the Borrower shall have received at least 60 days' notice of such meeting), and (ii) providing such other assistance as may be reasonably requested by the Vendor and such lead agents (including providing information to, and responding to questions from, prospective Assignees with respect to the operations, business plans, results and other matters relating to the Borrower's business on a timely basis and in any manner reasonably requested by the Vendor or such lead agents).

6.       Purchases Under Other Vendor Procurement Contract.

         The Borrower agrees that it will not purchase any goods or services under the Other Vendor Procurement Contract for an aggregate price in excess of $1,800,000,000 and up to $1,950,000,000 except to the extent that the Other Vendor provides financing to the Borrower for such excess under terms no less favorable to the Borrower than those set forth in the Other Vendor Credit Facility.

7.       Provisions of Schedule I of Other Vendor Credit Facility.

         The Borrower confirms that the provisions of Schedule I of the Other Vendor Credit Facility that might be deemed to modify subsection 9.6 of the Other Vendor Credit Facility are no less restrictive in any material respect than those set forth in subsection 9.6 of this Agreement and this Schedule I.

                               LENDER COMMITMENTS


Name of Lender                        Percentage of Vendor Commitment

Northern Telecom Inc.                              100%

                                                                SCHEDULE 3.17(A)


                              THE BORROWER'S MTA'S


       Birmingham
       Boston-Providence
       Buffalo-Rochester
       Dallas-Fort Worth
       Denver
       Des Moines-Quad Cities
       Detroit
       Indianapolis
       Kansas City
       Little Rock
       Louisville-Lexington-Evansville
       Miami-Fort Lauderdale
       Milwaukee
       Minneapolis-St. Paul
       Nashville
       New Orleans-Baton Rouge
       New York
       Oklahoma City
       Phoenix
       Pittsburgh
       Portland
       St. Louis
       Salt Lake City
       San Antonio
       San Francisco-Oakland-San Jose
       Seattle
       Spokane-Billings
       Tulsa
       Wichita

                                                                 SCHEDULE 6.2(g)


                              EXISTING INDEBTEDNESS


                     10% Notes Payable - Zimmer Co., due 2006        $757,522.61

                                                                SCHEDULE 6.4(a)


                         EXISTING GUARANTEE OBLIGATIONS

                                     -None-

                                                                       EXHIBIT A


THIS NOTE AND THE LOANS EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE; THE LOANS EVIDENCED HEREBY ARE BEING MADE IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS; THIS NOTE AND THE LOANS EVIDENCED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS NOTE OR THE ACCURACY OR ADEQUACY OF THE SUMMARY BUSINESS PLAN OF THE BORROWER, DATED MARCH 1996, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL; THIS NOTE AND THE LOANS EVIDENCED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT ABE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                                  FORM OF NOTE



$ ____________                                                New York, New York

                                                              _________ __, ____

                  FOR VALUE RECEIVED, the undersigned, SPRINT SPECTRUM L.P., a Delaware limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of ____________________ (the "Lender") at the office of __________________ located at __________________, in lawful money of the United
States of America and in immediately available funds, the lesser of (a) the principal amount of DOLLARS ($ ) and (b) the aggregate unpaid amount of th
Loans   made to the Borrower by the Lender pursuant to the Credit Agreement (as defined below). The principal amount shall be paid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.7 and 2.8 of the Credit Agreement (as defined below).

                  The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

                  This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Northern Telecom Inc., the Lender, the other banks and financial institutions and entities from time to time parties thereto and Northern Telecom Inc., as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  No claim may be made under this Note against any of the direct or indirect partners of the Borrower for the payment of principal of, or interest on, the Loans, or any other amounts payable under the Credit Agreement or this Note.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                      SPRINT SPECTRUM L.P.

                                      By:  Sprint Spectrum
                                            Holding Company, L.P.,
                                            its general partner


                                           By:  ______________________
                                           Title:

                                                                      Schedule A
                                                                      to Note
                                                                      ----------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


----- ------- ----------- ---------- ------------- --------------- -------------
                          Amount of    Amount of
                Amount    Principal    ABR Loans
      Amount   Converted   of ABR     Converted to   Unpaid Prin-
      of ABR      to        Loans      Eurodollar   cipal Balance   Notation
Date   Loans   ABR Loans   Repaid        Loans       of ABR Loans    Made By
----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

                                                                      Schedule B
                                                                      to Note
                                                                      ----------


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



----- -------- --------- ---------- ---------- ----------- ----------- ---------
                          Interest  Amount of  Amount of    Unpaid
                 Amount   Period &  Principal  Eurodollar  Principal
       Amount  Converted Eurodollar    of      Loans Con-  Balance
      of Euro   to Euro-  Rate with Eurodollar verted to      of        Notation
       dollar    dollar    Respect    Loans      ABR       Eurodollar     Made
Date   Loans      Loans    Thereto    Repaid     Loans       Loans    Eurodollar
----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

                                                                     EXHIBIT B-1


                   LEGAL OPINION OF SIMPSON THACHER & BARTLETT



                                                     October __, 1996



         Northern Telecom Inc., as Lender
          and as Agent (the "Agent")
         under the Credit Agreement, as
         hereinafter defined


                  Re: Credit Agreement, dated as of October 2, 1996 (the "Credit Agreement"), among Sprint Spectrum L.P. (the "Borrower"), the entities from time to time parties thereto as lenders (the "Lenders") and the Agent

Ladies and Gentlemen:

                  We have acted as counsel to the Borrower in connection with the preparation, execution and delivery of the Credit Agreement. Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to subsection 4.1(g)(i) of the Credit Agreement.

                  In connection with this opinion, we have examined:

                  (A)      the Credit Agreement; and

                  (B) the form of the Notes which may be delivered pursuant to the Credit Agreement after the date hereof.

We also have examined the originals, or certified, conformed or reproduction copies, of such records, agreements, instruments and other documents and have made such other investigations as we have deemed relevant and necessary in connection with the opinions expressed herein. As to questions of fact material to this opinion, we have relied upon certificates as to matters of fact of public officials and of officers and representatives of the Loan Parties. In addition, we have examined, and have relied as to matters of fact upon the representations made in the Loan Documents.

                  In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  As to all matters covered by the opinion letter delivered to you on the date hereof by Charles R. Wunsch, Associate General Counsel of the Borrower, we have assumed the accuracy of the legal opinions expressed therein to the extent relating to the law of the State of Missouri and the State of Delaware.

                  Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

                  (1) The Credit Agreement constitutes, and each Note, when executed and delivered by the Borrower in accordance with the Credit Agreement, will constitute, a valid and legally binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

                  (2) The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (3) No consent, order or authorization of, filing with, notice to or approval or other act by or in respect of, any United States or State of New York Governmental Authority is required to be obtained or made by the Borrower in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or any Notes other than those filings required in connection with the perfection of the Liens created by the Security Documents.

                  (4) The execution, delivery and performance of the Credit Agreement and any Notes, the borrowings under the Credit Agreement and the use of the proceeds thereof will not violate any law, rule or regulation of any United States or State of New York Governmental Authority applicable to the Borrower or any of its Subsidiaries.

                  (5) No registration under the Securities Act of 1933, as amended, of the Loans or the Notes is required for the borrowing by the Borrower of the Loans or the issuance by the Borrower of any Notes solely in the manner contemplated by the Credit Agreement.

                  Our opinion in paragraph (1) above is subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  We express no opinion with respect to:

                  (A) any matters subject to the Communications Act of 1934, as amended;

                  (B) the effect of any provision of the Credit Agreement insofar as it provides that any Person purchasing a participation from a Lender may exercise set-off or similar rights with respect to such participation or that any Lenders may exercise set-off or similar rights other than in accordance with applicable law;

                  (C) the effect of any provision of the Credit Agreement relating to indemnification or exculpation that is inconsistent with public policy; and

                  (D) the effect of the compliance or noncompliance with any federal or state laws or regulations applicable to any of the Lenders or their affiliates because of their legal or regulatory status or the nature of their businesses.

                  In addition, we express no opinion as to the enforceability of any provision of the Credit Agreement whereby the Borrower purports to submit to the subject matter jurisdiction of the United States District Court for the Southern District of New York. We note the limitations of 28 U.S.C. ss. 1332 on federal court jurisdiction where diversity of citizenship is lacking, and we also note that such submission cannot supersede that court's discretion in determining whether to transfer an action from one federal court to another under 28 U.S.C. ss. 1404(a).

                  We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States.

                  This opinion letter is rendered to you in connection with the above-described transactions. It may not be relied upon by you for any other purpose, or relied upon by any other Person without our prior written consent.

                                               Very truly yours,



                                               SIMPSON THACHER & BARTLETT

                                                                     EXHIBIT B-3


                FORM OF LEGAL OPINION OF MORRISON & FOERSTER LLP

                                                     October __, 1996



Northern Telecom Inc., as Lender
  and as Agent (the "Agent")
  under the Credit Agreement, as
  hereinafter defined


                       Re: Credit Agreement, dated as of October 2, 1996
                           (the "Credit Agreement"), among Sprint Spectrum L.P. (the "Borrower"), the lending institutions identified in the Credit Agreement (the "Lenders") and the Agent

Ladies and Gentlemen:

                  We have been requested to provide you with this opinion pursuant to subsection 4.1(g)(iii) of the Credit Agreement. This opinion addresses certain licenses listed in Schedule I that are held by WirelessCo, L.P. ("WirelessCo"), a subsidiary of the Borrower. Except as otherwise provided herein, capitalized terms used in this opinion shall be defined as set forth in the Credit Agreement.

                  This Firm has been engaged as special Federal Communications Commission ("FCC") counsel to the Borrower in connection with the Credit Agreement. WirelessCo has been authorized by the FCC to provide Personal Communications Services ("PCS"). As special FCC counsel, this opinion is limited to those matters within the jurisdiction of the FCC pertaining to PCS. As to questions of law, the following opinions are based upon only the Communications Act of 1934, as amended by the Telecommunications Act of 1996 ("Communications Act"), and the rules, regulations and published opinions of the FCC relating thereto. We offer no opinion as to any other federal law or the laws, rules or regulations of any state or local government or regulatory authority.

                  In connection with this opinion, we have examined, and relied upon, the FCC licensing records and copies of documents filed by WirelessCo with the FCC and have compared these records to the licenses listed in Schedule I (the "Licenses"). We also have obtained, and relied upon as to matters of fact, without independent investigation, such certifications from officers of the Borrower (the "Officers' Certificates") as we have deemed necessary for purposes of this opinion. We have also examined FCC orders and other records of the FCC's Wireless Telecommunications Bureau (the "FCC Files") and have made telephone inquiries to FCC staff in the FCC's Wireless Telecommunications Bureau with respect to the opinions stated in paragraphs (iii), (iv), (v), and (vi) herein. We have also examined the Credit Agreement and the form of Notes which may be delivered pursuant to the Credit Agreement after the date hereof and have examined such other documents and records and made such other investigations as we have deemed relevant and necessary in connection with this opinion.

                  As to matters of fact, we have relied upon and assumed the accuracy and completeness of the FCC Files, the documents filed by WirelessCo with the FCC, and the Officers' Certificate(s). In rendering this opinion, we have not independently investigated, established or verified the factual basis of any opinion set forth herein, and, unless otherwise indicated herein, have relied for such matters solely upon the FCC Files, the documents filed by WirelessCo with the FCC and the Officers' Certificate(s).

                  We have assumed: (i) the authenticity of all documents submitted to us as originals and the conformity with the original documents of any copies thereof submitted to us as certified, conformed or photostatic copies for our examination; (ii) that the signatures on all documents examined by us are genuine; (iii) that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so; and (iv) that all public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities are true, correct and complete.

                  As to all matters covered by the opinion letter delivered to you on the date hereof by Charles R. Wunsch, Associate General Counsel of the Borrower, we have relied upon such opinion letter and assumed the accuracy of the legal opinions expressed therein.

                  Based upon our examination of the foregoing documents, records and disclosures and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

                  (i) The execution and delivery of the Loan Documents and the consummation by the Loan Parties of all of the transactions contemplated thereby and the performance thereunder will not result in a violation of the Communications Act or any order, rule or regulation of the FCC.

                  (ii) No consent, approval, authorization, order, registration, filing or qualification of or with, or any other act by, any court or governmental agency or body is required under the Communications Act or the rules, regulations and published policies of the FCC for the valid execution, delivery and consummation of and performance under the Loan Documents or the consummation by the Loan Parties of the transactions contemplated thereby.

                  (iii) WirelessCo holds and has the right to use all of the Licenses, without any conflict known to us with the rights of others, except as such conflict, taken in the aggregate, would not have a Material Adverse Effect. Such Licenses are in full force and effect and we are not aware of any other licenses or other approvals or authorizations required by the Borrower or any Restricted Subsidiary to conduct its business as now operated or as contemplated to be operated by it.

                  (iv) To the best of our knowledge, there is no material respect in which the operation of the Borrower and the Restricted Subsidiaries' businesses is not in accordance with the Licenses, the Communications Act and all orders, rules, regulations and published policies of the FCC.

                  (v) To the best of our knowledge, there are no material proceedings threatened, pending or contemplated before the FCC against or involving the properties, businesses or Licenses of the Borrower or any Restricted Subsidiary.

                  (vi) To the best of our knowledge, no event has occurred as of the date hereof that permits, or with notice or lapse of time or both would permit, the suspension, revocation or termination of any of the Licenses or that might result in any other material impairment of the rights of the Borrower or the Restricted Subsidiaries therein.

                  Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on the best of our knowledge or words to such effect it is intended to signify that, in the course of our representation of the Borrower in connection with Communications Act and FCC regulatory matters, none of Cheryl A. Tritt, Joan E. Neal, Joyce H. Jones, Diane
S. Killory, Charles H. Kennedy, Susan H. Crandall, James A. Casey and Stephen J. Kim (the only attorneys of this Firm with substantive involvement in representing the Borrower in Communications Act and FCC regulatory matters) acquired actual knowledge of the existence or absence of any such facts. Except to the extent expressly stated herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the Borrower.

                  The opinion expressed herein is rendered as of the date of this letter and is specific to the transactions and the documents referred to herein. This opinion may not be relied upon for any other purpose or by any other person or entity without our prior written consent. This opinion is furnished solely for your benefit, and may not be relied upon by any other person without our prior written consent.

                                               Very truly yours,



                                               Morrison & Foerster LLP

                                                                      SCHEDULE I


                     PCS LICENSES HELD BY WIRELESSCO, L.P.1/


Location                       Call Sign                   Market No.

New York                        KNLF204                      M001 B
San Francisco-Oakland-          KNLF208                      M004 A
  San Jose
Detroit                         KNLF211                      M005 B
Dallas-Fort Worth               KNKF215                      M007 B
Boston-Providence               KNLF217                      M008 B
Minneapolis-St. Paul            KNLF223                      M012 A
Miami-Fort Lauderdale           KNLF229                      M015 A
New Orleans-Baton Rouge         KNLF233                      M017 A
St. Louis                       KNLF238                      M019 B
Milwaukee                       KNLF239                      M020 A
Pittsburgh                      KNLF241                      M021 A
Denver                          KNLF243                      M022 A
Seattle                         KNLF248                      M024 B
Louisville-Lexington-           KNLF252                      M026 B
  Evansville
Phoenix                         KNLF254                      M027 B
Birmingham                      KNLF257                      M029 A
Portland                        KNLF260                      M030 B
Indianapolis                    KNLF261                      M031 A
Des Moines-Quad Cities          KNLF264                      M032 B
San Antonio                     KNLF265                      M033 A
Kansas City                     KNLF267                      M034 A
Buffalo-Rochester               KNLF269                      M035 A
Salt Lake City                  KNLF272                      M036 B
Little Rock                     KNLF280                      M040 B
Oklahoma City                   KNLF282                      M041 B
Spokane-Billings                KNLF284                      M042 B
Nashville                       KNLF285                      M043 A
Wichita                         KNLF292                      M046 B
Tulsa                           KNLF296                      M048 B


----------------
1/ WirelessCo, L.P. PCS licenses were granted by the FCC on June 23, 1995 and will expire June 23, 2005.

                                                                     EXHIBIT B-2


                FORM OF LEGAL OPINION OF CHARLES R. WUNSCH, ESQ.

                                                     October __, 1996



         Northern Telecom Inc., as Lender
          and as Agent (the "Agent")
         under the Credit Agreement, as
         hereinafter defined


                  Re: Credit Agreement, dated as of October 2, 1996 (the "Credit Agreement"), between Sprint Spectrum L.P. (the "Borrower"), the lending institutions identified in the Credit Agreement (the "Lenders") and the Agent

Ladies and Gentlemen:

                  I am the Associate General Counsel of the Borrower and have acted in such capacity in connection with the preparation, execution and delivery of the Credit Agreement. Unless otherwise indicated, capitalized terms used but not defined in this opinion letter shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to subsection 4.1(g)(ii) of the Credit Agreement.

                  In connection with this opinion letter, I have examined or had attorneys on my staff examine:

                  (A)      the Credit Agreement; and

                  (B) the form of the Notes which may be delivered pursuant to the Credit Agreement after the date of this opinion letter.

I or attorneys on my staff also have examined the originals, or certified, conformed or reproduction copies, of such records, agreements, instruments and other documents and have made such other investigations as I have deemed relevant and necessary in connection with the opinions expressed in this opinion letter. As to questions of fact material to this opinion, I have relied upon certificates as to matters of fact of public officials and of officers and representatives of the Borrower. In addition, I have examined, and have relied as to matters of fact upon the representations made in the Loan Documents.

                  In rendering the opinions set forth below, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth in this opinion letter, I am of the opinion that:

                  (1) Each of the Borrower and its Restricted Subsidiaries (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of the State of Delaware, (b) has the partnership power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified to do business and in good standing in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                  (2) The Borrower has the power and authority to make, execute, deliver and perform the Credit Agreement and any Notes and to borrow under the Credit Agreement and has taken all necessary partnership action to authorize the borrowings on the terms and conditions of the Credit Agreement and to authorize the execution, delivery and performance of the Credit Agreement and any Notes. The Credit Agreement has been duly executed and delivered on behalf of the Borrower.

                  (3) No consent, order or authorization of, filing with, notice to or approval or other act by or in respect of, any United States or State of Missouri Governmental Authority is required to be obtained or made by the Borrower in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or any Notes other than those filings required in connection with the perfection of the Liens created by the Security Documents.

                  (4) The execution, delivery and performance of the Credit Agreement and any Notes, the borrowings under the Credit Agreement and the use of the proceeds thereof will not violate the partnership agreement of Holding or the Borrower or any of its Subsidiaries or any law, rule or regulation of any United States or State of Missouri Governmental Authority applicable to the Borrower or any of its Subsidiaries, or, to my knowledge, any Contractual Obligation of, or any determination, judgment, writ, injunction, decree or order of any arbitrator or court or other United States or State of Missouri Governmental Authority applicable to, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Partnership Agreement, law, rule or regulation or, to my knowledge, any such Contractual Obligation or any determination, judgment, writ, injunction, decree or order or Contractual Obligation, other than the Liens created by the Security Documents.

                  (5) To my knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or
         (b) which  could  reasonably  be  expected  to have a Material  Adverse
         Effect.

                  (6) To my knowledge, the following constitute all the Subsidiaries of the Borrower as of the date of this opinion letter: (a) WirelessCo, L.P. (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (b) Sprint Spectrum Equipment Company, L.P. (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (c) Sprint Spectrum Realty Company, L.P. (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo) and (d) Sprint Spectrum Finance Corporation, a Delaware corporation and a wholly owned Subsidiary of the Borrower.

                  I express no opinion with respect to any matters subject to the Communications Act of 1934, as amended.

                  I am a member of the Bar of the State of Missouri, and I do not express any opinion herein concerning any law other than the law of the State of Missouri, the federal law of the United States and the Delaware Revised Uniform Limited Partnership Act.

                  This opinion letter is rendered to you in connection with the above described transactions. It may not be relied upon by you for any other purpose, or relied upon by any other Person without my prior written consent.

                                               Very truly yours,



                                               Charles R. Wunsch

                                                                       EXHIBIT C


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sprint Spectrum L.P., a Delaware limited partnership (the "Borrower"), Northern Telecom Inc., the lenders named therein and Northern Telecom Inc., as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

                   (i) The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest").

                  (ii) The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interests being assigned by it hereunder and has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Interest and (i) requests that the Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any Loans, requests that the Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  (iii) The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and other information delivered pursuant to subsections 5.1(a) and (b) and 5.2(a) and (b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that, except as may be otherwise expressly agreed in writing between the Assignee, on the one hand, and the Assignor, the Agent or the Lender, as the case may be, on the other hand, it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.13(b) of the Credit Agreement; and (f) confirms and agrees with the provisions of subsection 9.15 of the Credit Agreement.

                  (iv) The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Credit Agreement, effective as of the Effective Date.

                   (v) Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date]. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  (vi) From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  (vii) This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:  _____________________________________________________________
Name and address of Assignee:  _________________________________________________
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Effective Date of Assignment:  _________________________________________________

Principal Amount of Loans Assigned: $______________________

Funding Percentage Assigned**:      ___.___%

[NAME OF ASSIGNEE]                         [NAME OF ASSIGNOR]



By:                                         By:
Title:                                      Title:


Accepted:

[NAME OF AGENT], as Agent



By:
Title:


----------
** Calculate Fundign Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate Unused Commitments of all Lenders.

                                                                       EXHIBIT D


                                     FORM OF
                            CONFIDENTIALITY AGREEMENT


                  THIS CONFIDENTIALITY AGREEMENT (this "Agreement"), made effective as of the ____________ day of _________, 199 , by and between Sprint Spectrum L.P., a Delaware limited partnership ("Sprint Spectrum"), whose address is 4717 Grand Avenue, 5th Floor, Kansas City, Missouri 64112, and , a , whose address is , is to assure the protection and preservation of the confidential and/or proprietary nature of information to be disclosed or made available to each other pursuant to or in connection with the transactions contemplated by, the Credit Agreement dated as of October 2, 1996 (the "Credit Agreement"), by and among Spring Spectrum, the lenders named therein and Northern Telecom Inc., as agent.

                  NOW, THEREFORE, in reliance upon and in consideration of the following undertakings, the parties, for themselves, or for any corporation, partnership, association, joint stock company, limited liability company, limited liability partnership, or trust directly or indirectly controlling, controlled by or under common control of such party, or a more than 50% owned subsidiary of such party (its "Affiliates"), agree as follows:

                  1. Scope. For purposes of this Agreement, the "Proprietary Information" of a party disclosing information (the "Discloser") means any and all information, including, without limitation, all oral, written, graphical, and electronic information disclosed to the party receiving the information (the "Recipient") pursuant to, or in connection with the transactions contemplated by, the Credit Agreement, whether delivered to the Recipient directly by the Discloser or indirectly through an agent of the Discloser or Recipient.

                  2. Limitation. The term "Proprietary Information" does not include information which: (a) has been or may in the future be published or is now or may in the future be otherwise in the public domain through no fault of the Recipient; (b) prior to disclosure pursuant to this Agreement is properly within the legitimate possession of the Recipient; (c) subsequent to disclosure pursuant to this Agreement, is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure; (d) is independently developed by the Recipient through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information; (e) is approved for disclosure by prior written permission of an authorized signatory of Discloser; or (f) is obligated to be produced by law or under order of a court of competent jurisdiction or other similar requirement of a governmental agency, or is required to be disclosed to, or is requested by, the Recipient's outside auditors or examiners in connection with an audit or examination or so long as the party required to disclose the information provides the other party with prior written notice of any required disclosure pursuant to such law, order or requirement.

                  3. Use. Each party agrees to use the Proprietary Information received from the other party only for the purpose of the servicing or protection of its interests in respect of the Loans, the Credit Agreement and the Loan Documents (each as defined in the Credit Agreement). No other rights, and particularly licenses, trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under the Credit Agreement or this Agreement or by the conveying of Proprietary Information between the parties. Each party agrees that the other may disclose Proprietary Information received by it to its Affiliates, employees not permitted under the Credit Agreement and agents, subject to the terms of this Agreement.

                  4. Reproduction. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of this Agreement.

                  5. Duty of Care. All Proprietary Information must be retained by the Recipient in accordance with its customary procedures for handling confidential information of this nature and disclosed only to the Recipient's Affiliates or employees (or , attorneys, accountants and agents who have a non-disclosure obligation at least as restrictive as this Agreement) who need to know such information for purposes of the servicing or protection of its interest in respect of the Loans, the Credit Agreement and the Loan Documents (each as defined under the Credit Agreement) and the transactions contemplated thereby and to such third parties as the Discloser has consented to by prior written approval. In addition, the Recipient must provide the same care to avoid disclosure not permitted under the Credit Agreement or unauthorized use of the Proprietary Information as it provides to protect its own similar proprietary information.

                  6. Ownership. All Proprietary Information, unless otherwise specified in writing, (a) remains the property of the Discloser, and (b) must be used by the Recipient only for the purpose stated herein. Upon termination of this Agreement, all copies of written, recorded, graphical or other tangible Proprietary Information must either be returned to the Discloser, or destroyed
(i) after the Recipient's need for it has expired or (ii) upon the request of the Discloser. At the request of the Discloser, the Recipient will furnish a certificate of an officer of the Recipient certifying that any Proprietary Information not returned to Discloser has been destroyed.

                  7. Right to Disclose. Each party warrants that it has the right to disclose all Proprietary Information which it will disclose to the other party pursuant to this Agreement, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's information. Otherwise, neither party makes any representation or warranty, express or implied, with respect to any Proprietary Information. Neither party is liable for indirect, incidental, consequential, or punitive damages of any nature or kind resulting from or arising in connection with this Agreement.

                  8. Right to Enjoin Disclosure. The parties acknowledge that a Recipient's unauthorized disclosure or use of Proprietary Information may result in irreparable harm. Therefore, the parties agree that, in the event of violation or threatened violation of this Agreement, without limiting any other rights and remedies of each other, a temporary restraining order and/or an injunction to enjoin disclosure of Proprietary Information may be sought against the party who has breached or threatened to breach this Agreement and the party who has breached or threatened to breach this Agreement will not raise the defense of an adequate remedy at law.

                  9. Disclosure to Third Parties. All media releases and pubic announcements or disclosures by either party relating to this Agreement, its subject matter or the purpose of this Agreement are to be coordinated with and consented to by the other party in writing prior to the release or announcement.

                  10. No Partnership or Joint Venture Formed. The exchange of any Proprietary Information between the parties is not intended to be interpreted that the parties have formed or will form a partnership, joint venture or other relationship. Any business relationship between the parties, if any, must be governed by separate agreement.

                  11. General. (a) This Agreement is governed and construed under the laws of the State of Missouri and there are no understandings, agreements or representations, express or implied, not specified herein. (b) Except for subsection 9.13 of the Credit Agreement, this Agreement represents the entire understanding between the parties with respect to the confidentiality and disclosure of Proprietary Information, and the terms of this Agreement supersede the terms of any prior agreements or understandings, written or oral with respect thereto. (c) This Agreement may not be amended except in a writing signed by the parties. (d) The provisions of this Agreement are to be considered as severable, and in the event that any provision is held to be invalid or unenforceable, the parties intend that the remaining provisions will remain in full force and effect. (e) Captions in this Agreement are for ease of reference only and should not be considered in the construction of this Agreement. (f) There are no third party beneficiaries to this Agreement. (g) Failure by a party to enforce or exercise any provision, right or option contained in this Agreement will not be construed as a present or future waiver of such provision, right or option.

                  IN WITNESS THEREOF, the parties have executed this Agreement as of the effective date stated above.



SPRINT SPECTRUM L.P.                              ______________________________



By:                                               By:
Name:                                             Name:
Title:                                            Title:

                                                                       EXHIBIT E


                                     FORM OF
                                BORROWING NOTICE


                                                               [Date]

To:  Northern Telecom Inc., as Agent

                            Re: Sprint Spectrum L.P.

                  Reference is hereby made to the Credit Agreement, dated as of October 2, 1996, among Sprint Spectrum L.P., Northern Telecom Inc., the other lenders from time to time parties thereto and Northern Telecom Inc., as Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  In accordance with subsection 2.2 of the Credit Agreement, the Borrower requests Loans be made as follows:

Borrowing Date:  _________________

Amount of Loans to be borrowed:  $___________

         ABR Loans:        $___________

                                                Initial
         Eurodollar Loans:   Amount         Interest Period

                            $________         _____ months
                            $________         _____ months

Amount of Cash Advance:  $___________

Identity of invoices for Cash Advance:

                  [To be provided]

Amount of Credit Advance:  $___________

Identity of invoices for Credit Advance:

                  [To be provided]

                                               Very truly yours,

                                               SPRINT SPECTRUM L.P.


                                               By:  ____________________________
                                               Title:

                                                                [CONFORMED COPY]






                              SPRINT SPECTRUM L.P.


                             -----------------------

                                 $1,300,000,000


                                CREDIT AGREEMENT


                           Dated as of October 2, 1996


                             -----------------------


                             NORTHERN TELECOM INC.,
                               as Lender and Agent

                                       -i-
                                TABLE OF CONTENTS


                                                                            Page

SECTION 1.  DEFINITIONS......................................................  1
    1.1      Defined Terms...................................................  1
    1.2      Other Definitional Provisions................................... 22
    1.3      Schedules....................................................... 22

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS AND LOANS........................ 22
    2.1      Commitments..................................................... 22
    2.2      Borrowing Procedure............................................. 23
    2.3      Repayment of Loans; Evidence of Debt............................ 25
    2.4      Optional Prepayments............................................ 26
    2.5      Mandatory Prepayments........................................... 26
    2.6      Conversion and Continuation Options............................. 27
    2.7      Interest Rates and Payment Dates................................ 28
    2.8      Computation of Interest and Fees................................ 28
    2.9      Inability to Determine Interest Rate............................ 29
    2.10     Pro Rata Treatment and Payments................................. 29
    2.11     Illegality...................................................... 29
    2.12     Requirements of Law............................................. 30
    2.13     Taxes........................................................... 31
    2.14     Indemnity....................................................... 34
    2.15     Change of Lending Office; Mandatory Assignment or Prepayment.... 34
    2.16     Treatment of Certain Prepayments................................ 35
    2.17     Use of Proceeds................................................. 35
    2.18     Fees............................................................ 36

SECTION 3.  REPRESENTATIONS AND WARRANTIES................................... 36
    3.1      Financial Condition............................................. 36
    3.2      No Change....................................................... 37
    3.3      Existence; Compliance with Law.................................. 37
    3.4      Power; Authorization; Enforceable Obligations................... 37
    3.5      No Legal Bar.................................................... 37
    3.6      No Material Litigation.......................................... 38
    3.7      No Default...................................................... 38
    3.8      Ownership of Property; Liens.................................... 38
    3.9      Intellectual Property........................................... 38
    3.10     Taxes........................................................... 38
    3.11     Federal Regulations............................................. 39
    3.12     ERISA........................................................... 39
    3.13     Investment Company and Holding Company Act...................... 39
    3.14     Subsidiaries; Parents........................................... 40
    3.16     Environmental Matters........................................... 40
    3.17     Licenses........................................................ 41
    3.18     Provisions of Other Vendor Credit Facility...................... 41
    3.19     No Material Misstatements....................................... 41

SECTION 4.  CONDITIONS PRECEDENT............................................. 42
    4.1      Conditions to Initial Loans..................................... 42
    4.2      Conditions to Each Loan......................................... 44

SECTION 5.  AFFIRMATIVE COVENANTS............................................ 44
    5.1      Financial Statements............................................ 45
    5.2      Certificates; Other Information................................. 45
    5.3      Payment of Obligations.......................................... 46
    5.4      Conduct of Business; Maintenance of Existence; Compliance with
               Laws.......................................................... 46
    5.5      Maintenance of Property; Insurance.............................. 46
    5.6      Inspection of Property; Books and Records; Discussions.......... 47
    5.7      Notices......................................................... 47
    5.8      Environmental Laws.............................................. 48
    5.9      After-Acquired Assets........................................... 48
    5.10     Delivery of Certain Amendments.................................. 49
    5.11     Use of Proceeds................................................. 50

SECTION 6.  NEGATIVE COVENANTS............................................... 50
    6.1      Financial Condition Covenants................................... 50
    6.2      Limitation on Indebtedness...................................... 53
    6.3      Limitation on Liens............................................. 55
    6.4      Limitation on Guarantee Obligations............................. 57
    6.5      Limitation on Fundamental Changes............................... 57
    6.6      Limitation on Sale of Assets.................................... 59
    6.7      Limitation on Restricted Payments............................... 61
    6.8      Limitation on Investments, Loans and Advances................... 62
    6.9      Limitation on Transactions with Affiliates...................... 63
    6.10     Limitation on Lines of Business; Liabilities of Subsidiaries.... 63
    6.11     Limitation on Designation of Secured Obligations................ 64
    6.12     Limitation on Interest Rate Agreements.......................... 64

SECTION 7.  EVENTS OF DEFAULT................................................ 64

SECTION 8.  THE AGENT........................................................ 68
    8.1      Appointment..................................................... 68
    8.2      Delegation of Duties............................................ 68
    8.3      Exculpatory Provisions.......................................... 69
    8.4      Reliance by Agent............................................... 69
    8.5      Notice of Default and Other Notices............................. 69
    8.6      Non-Reliance on Agent and Other Lenders......................... 70
    8.7      Indemnification................................................. 70
    8.8      Agent in Its Individual Capacity................................ 70
    8.9      Successor Agent................................................. 71

SECTION 9.  MISCELLANEOUS.................................................... 71
    9.1      Amendments and Waivers.......................................... 71
    9.2      Notices......................................................... 72
    9.3      No Waiver; Cumulative Remedies.................................. 73
    9.4      Survival of Representations and Warranties...................... 73
    9.5      Payment of Expenses and Taxes; Indemnity........................ 73
    9.6      Successors and Assigns; Participations and Assignments.......... 74
    9.7      Adjustments; Set-off............................................ 76
    9.8      Counterparts.................................................... 77
    9.9      Severability.................................................... 77
    9.10     Integration..................................................... 77
    9.11     GOVERNING LAW................................................... 77
    9.12     Submission To Jurisdiction...................................... 78
    9.13     Confidentiality................................................. 78
    9.14     Non-Recourse.................................................... 78
    9.15     Securities Act Matters.......................................... 79
    9.16     Other Agreements................................................ 79
    9.17     WAIVERS OF JURY TRIAL........................................... 79
    9.18     Interest Rate Limitation........................................ 79
    9.19     Release of Guarantees and Collateral............................ 80

SCHEDULES:

Schedule I                 Miscellaneous Provisions
Schedule II                Lender Commitments
Schedule 3.17(a)           The Borrower's MTA's
Schedule 6.2(g)            Existing Indebtedness
Schedule 6.4(a)            Existing Guarantee Obligations

EXHIBITS:

Exhibit A                  Form of Note
Exhibit B-1                Form of Legal Opinion of Simpson Thacher & Bartlett
Exhibit B-2                Form of Legal Opinion of Charles R. Wunsch, Esq.
Exhibit B-3                Form of Legal Opinion of Morrison & Foerster LLP
Exhibit C                  Form of Assignment and Acceptance
Exhibit D                  Form of Confidentiality Agreement
Exhibit E                  Form of Borrowing Notice